UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Under §240.14a-12

CAMBER ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAMBER ENERGY, INC.

1415 Louisiana,

Suite 3500

Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 19, 2019

Dear Stockholders:

Camber Energy, Inc. (“we”, “us” or the “Company”) cordially invites you to attend our 2019 fiscal year annual meeting of stockholders. The meeting will be held on February 19, 2019, at 10:30 a.m. (Houston time), at 1415 Louisiana, Suite 3500, Houston, Texas 77002. At the meeting we will be considering and voting on the following matters:

1.      Electing four directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year;

2.       Amending the Company’s Articles of Incorporation (as amended, the “Articles”) to increase the number of our authorized shares of common stock from 20,000,000 to 250,000,000;

3.       To authorize the Board to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-twenty-five, in their sole discretion, without further stockholder approval, by amending the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share;

4.       To approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), including shares issuable for dividends and conversion premiums thereon sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on October 29, 2018, and to approve the terms of such October 2018 Stock Purchase Agreement;

5.       To approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold and which may be sold, pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on November 23, 2018 (and amended on December 3, 2018), and to approve the terms of such Stock Purchase Agreement (as amended to date, the “November 2018 Purchase Agreement”);

6.       Ratification of an amendment (the “Stock Plan Amendment”) to the Company’s Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock available under the 2014 Plan from 1,600 to 2,500,000 shares;

7.       Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019;

8.        Approval of the issuance of up to 40,000 shares of common stock upon the exercise of warrants to purchase 40,000 shares of common stock granted to our former CEO as part of a Separation and Release Agreement;

9.      To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting; and

10.       Transacting any other business as may properly come before the meeting.

Stockholders who owned our common stock, Series B Redeemable Convertible Preferred Stock (“Series B Preferred Stock”) and Series C Preferred Stock at the close of business on December 31, 2018 (the “Record Date”), may attend and vote at the meeting, provided that the Series C Preferred Stock holders have no voting rights on the Proposals above. A stockholders list will be available at our offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002 for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting in person.

The enclosed Proxy Statement is also available at https://www.iproxydirect.com/CEI. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended March 31, 2018. Stockholders may also request a copy of the Proxy Statement and the Company’s Annual Report by contacting our main office at (210) 998-4035.

Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ Louis G. Schott

Louis G. Schott
Interim Chief Executive Officer

Houston, Texas

January 9, 2019

TABLE OF CONTENTS

Page
General Information	1
Information Concerning Solicitation and Voting	1
Reverse Stock Split	2
Questions and Answers	2
General Questions and Answers	2
Forward Looking Statements	7
Proposal 1 - Election of Directors	8
Proposal 2 – Authorization to amend the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 20,000,000 to 250,000,000	16
Proposal 3 – Authorization of the Board to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-twenty-five, in their sole discretion, without further stockholder approval, by amending the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share	17
Proposal 4 -Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on October 29, 2018, and to approve the terms of such October 2018 Stock Purchase Agreement	24
Proposal 5 - Approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon which can be sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on November 23, 2018, and to approve the terms of such November 2018 Stock Purchase Agreement, as amended	30
Proposal 6 - Ratification of an Amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan to Increase the Number of Shares of Common Stock Available Under the 2014 Plan From 1,600 to 2,500,000 Shares	34
Proposal 7 - Ratification of Appointment of Independent Registered Public Accounting Firm	40
Proposal 8 - Approval of the Issuance of Up to 40,000 Shares of Common Stock Upon the Exercise of Warrants to Purchase 40,000 Shares of Common Stock Granted to Our Former CEO as Part of a Separation and Release Agreement	43
Proposal 9 - Adjournment of the Annual Meeting	44
Other Information	45
Principal Stockholders	45
Executive Officers	46
Named Executive Officer Compensation	46
Employment Agreements	48
Service Agreement	49
Consulting Agreement and Separation and Release Agreement	49
Engagement Agreement	50
Outstanding Equity Awards at Fiscal Year End	50
Equity Compensation Plan Information	52
Certain Relationships and Related Transactions	52
Section 16(a) Beneficial Ownership Reporting Compliance	59
Code of Ethics	60
Whistleblower Protection Policy	60
Dissenters’ Rights	60
Other Matters	60
Stockholder Proposals for 2020 Annual Meeting of Stockholders and 2020 Proxy Materials	60
Nominations for Directors	61
Documents Incorporated by Reference	61

CAMBER ENERGY, INC.

1415 Louisiana, Suite 3500

Houston, Texas 77002

PROXY STATEMENT

GENERAL INFORMATION

Camber Energy, Inc. (“Camber,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2019 fiscal year annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on February 19, 2019 at 10:30 a.m. (Houston time), at 1415 Louisiana, Suite 3500, Houston, Texas 77002, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on January 9, 2019. You are invited to attend the Annual Meeting and are requested to vote on the Proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2018, as filed with the SEC on July 2, 2018 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”)) via the Internet at https://www.iproxydirect.com/CEI or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board is soliciting proxies for the 2019 fiscal year annual meeting of stockholders and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

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REVERSE STOCK SPLIT

Effective on December 24, 2018, the Company, with the approval of the Company’s Board of Directors, pursuant to Section 78.207 of the Nevada Revised Statutes (NRS), affected a 1-for-25 reverse stock split of the Company’s (a) authorized shares of common stock; and (b) issued and outstanding shares of common stock (the “Prior Reverse Stock Split”). The Prior Reverse Stock Split was affected pursuant to the filing of a Certificate of Change pursuant to Nevada Revised Statutes Section 78.209, with the Secretary of State of the State of Nevada. The information and disclosures set forth in this proxy statement have been retroactively adjusted to reflect the Prior Reverse Stock Split.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:	The Board set December 31, 2018 as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock, Series B Preferred Stock or Series C Preferred Stock at the close of business on the record date, provided that the Series C Preferred Stock holders have no voting rights on the Proposals above. On the record date there were 6,771,515 shares of common stock, 44,000 shares of Series B Preferred Stock (each voting 0.0016 votes per share) and 2,305 shares of Series C Preferred Stock issued and outstanding (which have no voting rights at the annual meeting), voting in aggregate 6,771,586 total voting shares at the meeting (the Series B Preferred Stock vote 71 voting shares and Series C Preferred Stock have no voting rights in connection with the Proposals below).

Q:	What Proposals will be voted on at the meeting?

A:	eight Proposals are scheduled to be voted upon at the meeting:

●	The election of directors;

●	The amendment to the Articles to increase in the number of our authorized shares of common stock from 20,000,000 to 250,000,000;

●	To authorize the Board to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-twenty-five, in their sole discretion, without further stockholder approval, by amending the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share;

●	To approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on October 29, 2018, and to approve the terms of such October 2018 Stock Purchase Agreement;

●	To approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon which can be sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on November 23, 2018, and to approve the terms of such November 2018 Stock Purchase Agreement, as amended;

●	To ratify an amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan to increase the number of shares of common stock available under the 2014 Plan from 1,600 to 2,500,000 shares;

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019;

●	To approve the issuance of up to 40,000 shares of common stock upon the exercise of warrants to purchase 40,000 shares of common stock granted to our former CEO as part of a Separation and Release Agreement; and

●	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

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Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about January 9, 2019 we are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners. All stockholders will have the ability, beginning on or about January 9, 2019, to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:	No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote via the Internet, by telephone or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:	For stockholders whose shares are registered in their own names, as an alternative to voting in person at the meeting, you may vote via the Internet, by fax, by telephone or, for those stockholders who request a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides information on how to vote via the Internet, fax or by telephone or request a paper proxy card and vote by mail. Those stockholders who request a paper proxy card and elect to vote by mail should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by our Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

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In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, the amendment to our Articles of Incorporation to affect an increase in the number of our authorized shares of common stock, the approval of the amendment to our Articles of Incorporation to affect a reverse stock split, the approval of the issuance of shares of common stock upon conversion of certain outstanding shares of Series Preferred Stock and the related stock purchase agreements and the approval to adjourn the meeting, but not the election of directors, the Stock Plan Amendment, or the approval of the issuance of up to 40,000 shares to our former CEO (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each Proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, fax or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board recommend I vote on the Proposals?

A:	The Board recommends you vote “FOR” each of the nominees to our Board, “FOR” the amendment to our Articles of Incorporation to affect an increase in authorized shares of common stock, “FOR” the authority to affect the reverse stock split, “FOR” the approval of the issuance of shares of common stock upon conversion of the Series C Preferred Stock and approval of the transactions contemplated by the October 2018 Stock Purchase Agreement, “FOR” the approval of the issuance of shares of common stock upon conversion of the Series C Preferred Stock which can be sold pursuant to, and approval of the transactions contemplated by, the November 2018 Stock Purchase Agreement, as amended, “FOR” ratification of the Stock Plan Amendment, “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019, “FOR” approval of the issuance of up to 40,000 shares of common stock upon the exercise of warrants to purchase 40,000 shares of common stock granted to our former CEO as part of a Separation and Release Agreement, and “FOR” the approval to adjourn the meeting to a later date, as described above.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

Q:	What is a “quorum?”

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A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is 33% of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by fax, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against ratification of the Stock Plan Amendment, the approval for the reverse stock split, the approval of the issuance of shares of common stock upon conversion of the Series C Preferred Stock sold and which can be sold pursuant to the term of, and approval of the transactions contemplated by, the October 2017 Purchase Agreement and November 2018 Purchase Agreement, as amended, the ratification of the appointment of our independent registered public accounting firm, the approval of the issuance of shares to our former CEO and the Proposal to approve the adjournment of the meeting if necessary. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 — Election of directors.	The four nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors.
Proposal 2 – Approval to amend the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 20,000,000 to 250,000,000.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares outstanding, and entitled to vote.
Proposal 3 – Approval of authority for our Board to affect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-twenty-five, in their sole discretion, without further stockholder approval.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares outstanding, and entitled to vote.
Proposal 4 – Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon, sold pursuant to the October 2018 Purchase Agreement and to approve the terms of such October 2018 Purchase Agreement.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.
Proposal 5 – Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon, which can be sold pursuant to the November 2018 Purchase Agreement and to approve the terms of such November 2018 Purchase Agreement, as amended.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.
Proposal 6 – Ratification of an amendment to the Company’s 2014 Plan to increase the number of shares of common stock available under the 2014 Plan from 1,600 to 2,500,000.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

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Proposal 7 – Ratification of appointment of independent registered public accounting firm.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 8 – Approval of the issuance of up to 40,000 shares of common stock to our former CEO, upon the exercise of warrants to purchase 40,000 shares of common stock granted to such person as part of a Separation and Release Agreement.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.
Proposal 9 –Approval to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices of Internet Availability of Proxy Materials, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:	Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date and holders of our Series B Preferred Stock receive 0.0016 votes for each share of Series B Preferred Stock which they hold.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

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FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk.  Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.  Neither our website nor its contents are a part of this Proxy Statement.

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Proposal 1

ELECTION OF DIRECTORS

At the meeting, four directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. After identifying the members of our Board who are up for re-election in fiscal 2019 and reviewing the criteria that the Nominating and Governance Committee uses when evaluating director nominees, the Board nominated the four directors for election at the meeting based on the recommendation of the Nominating and Governance Committee. Other than Mr. Schott, who currently serves as the Interim Chief Executive Officer of the Company, but not currently as a member of the Board of Directors, all of the director nominees are already serving as members of the Board of Directors of the Company.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

Nominees

The following table and accompanying descriptions indicate the name of each director nominee, including their age, principal occupation or employment, and the year in which each person first became an officer or director.

Name	Position	Date First Elected/Appointed as Director	Age
Louis G. Schott	Interim Chief Executive Officer and Director Nominee	Nominee	53
Robert Schleizer	Chief Financial Officer and Director	October 6, 2017	65
Fred Zeidman	Director	January 11, 2018	72
James G. Miller	Director	July 10, 2018	70

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Directors and Director Nominee

LOUIS G. SCHOTT, INTERIM CHIEF EXECUTIVE OFFICER AND DIRECTOR NOMINEE

Mr. Schott has served as the Interim Chief Executive Officer of the Company since May 25, 2018. Mr. Schott has over 24 years of legal and business experience with 20 years in the oil and gas industry, including a strong background in restructuring, mergers and acquisitions, public company regulations and requirements, title, energy finance, business development, general negotiations and land. Mr. Schott’s recent restructuring experience includes restructurings within and outside of bankruptcy and both public, traded on the TSX and NYSE American, and private entities.

Prior to being engaged as Interim Chief Executive Officer of the Company, Mr. Schott served as an advisor to the Company (a position he held between December 2017 and the date he was appointed as Interim Chief Executive Officer, May 25, 2018) and is also an advisor to other companies in various stages of growth.

Mr. Schott was recently the Interim Chief Executive Officer of EnerJex Resources, Inc., a Nevada corporation listed on the NYSE American (“EnerJex”), a position which he held from February 2017 to March 2018. As CEO, he led restructuring efforts, cost reductions and successful completion of a merger between EnerJex and a privately held company (AgEagle Aerial Systems, Inc.).

Mr. Schott was previously General Counsel and Treasurer of TexOak Petro Holdings LLC (“TexOak”) and its subsidiaries including Equal Energy (“Equal”), from 2009 through August 2016, where he actively performed all legal functions, including corporate structure and governance, negotiation of oil and gas acquisitions and divestitures, drafting review and certification of all corporate and financial documents, legal and land due diligence, corporate finance, litigation management, risk management, insurance, corporate policies, and human resource management. At TexOak, Mr. Schott successfully managed two mergers including the merger with Equal, a Canadian public company dually listed on the New York Stock Exchange and the Toronto Stock Exchange and Equal’s subsequent privatization and redomestication. Mr. Schott was also instrumental in working with the CEO and the Board in guiding Petroflow’s predecessor through restructuring and bankruptcy emerging as a private company with no debt and capital to grow.

Prior to joining TexOak’s subsidiary, Petroflow, in 2005, Mr. Schott served in various senior roles with TDC Energy (“TDC”) from 1996 through 2005. Prior to TDC, Mr. Schott was an oil and gas attorney with Liskow & Lewis in New Orleans.

Mr. Schott is a graduate of Tulane University with an MBA and a Juris Doctorate. Mr. Schott is also a non-practicing unlicensed Certified Public Accountant.

Director Qualifications:

Mr. Schott has extensive experience leading companies through restructuring efforts and undertaking cost reductions and has over 20 years of experience in the oil and gas industry, all of which makes him an asset to the Company and qualified to serve as director of the Company.

 ROBERT SCHLEIZER, CHIEF FINANCIAL OFFICER AND DIRECTOR

Mr. Schleizer, has over 30 years of financial and operational experience serving private and public companies in financial and organization restructuring, crisis management, acquisitions and divestitures, and equity and debt financings across multiple industries. He is a co-founder of BlackBriar Advisors LLC, a business renewal and acceleration firm, where he has served as Managing Partner since 2010. Prior to BlackBriar, Mr. Schleizer served as Chief Financial Officer and Director for Xponential, Inc., a public holding company that owned 34 specialty finance and retail stores, from 2001 to 2013, and as a Managing Director for BBK, an international financial advisory, where he provided restructuring and refinancing financial advisory services. Mr. Schleizer holds a Bachelor of Science in Accounting from Arizona State University and is a Certified Insolvency Restructuring Advisor (CIRA) and Certified Turnaround Professional. Effective August 17, 2017, Mr. Schleizer was appointed as Interim Chief Financial Officer and principal accounting/financial officer of Enerjex Resources, Inc., a position he held until March 26, 2018.

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Director Qualifications:

Mr. Schleizer has served as a director of many companies including oil and gas companies in the past and his financial expertise makes him an asset to the Company and qualified to serve as director of the Company.

FRED S. ZEIDMAN, DIRECTOR

In December 2014, Mr. Zeidman was appointed as Chairman of Gordian Group LLC, a U.S. investment bank specializing in board level advice in complex, distressed or “story” financial matters. Mr. Zeidman currently serves as Director of External Affairs of MCNA Dental, lead Director of Straight Path Communications, Inc., Director REMA and Director Prosperity Bank in Houston. He was formerly Restructuring Officer of TransMeridian Exploration Inc. and Chief Bankruptcy Trustee of AremisSoft Corp.

Mr. Zeidman, Chairman Emeritus of the United States Holocaust Memorial Council was appointed by President George W. Bush in March 2002 and served in that position from 2002-2010. A prominent Houston based business and civic leader, Mr. Zeidman also is Chairman Emeritus of the University of Texas Health Science System Houston and Director and Chief Financial Officer of the Texas Heart Institute. He is on the board of the Development Corp of Israel (Israel Bonds) and served on the Board of the National World War II Museum.

Over the course of his distinguished 50 year career, Mr. Zeidman has been involved in numerous high-profile workouts, restructurings and reorganizations. He was former CEO, President and Chairman of Seitel, Inc., a Houston-based provider where he was instrumental in the successful turnaround of the Company. He held the post of Chairman of the Board and CEO of Unibar Corporation, the largest domestic independent drilling fluids company, until its sale to Anchor Drilling Fluids in 1992.

Mr. Zeidman holds a Bachelor’s degree from Washington University in St. Louis and a Master’s in Business Administration from New York University.

Director Qualifications:

The Board of Directors believes that Mr. Zeidman is highly qualified to serve as a member of the Board due to his significant experience serving as a director of public and private companies and institutions and his substantial understanding of the oil and gas industry in general.

JAMES G. MILLER, DIRECTOR

Mr. Miller is a retired corporate executive, having served as president and CEO of several energy companies. He has previously served on the Board of Directors of companies listed on NYSE, NASDAQ and the Australian Stock Exchange. From 2009 until 2016, Mr. Miller served as a Director of Guardian 8 Holdings. From December 31, 2010 through March 2018, he was a Director of Enerjex Resources, In. (NYSE American), an oil and gas exploration and production company, and chaired the Audit Committee. In March, 2018 Enerjex executed a merger which concluded his Board service.

He also served on the Board of Trustees of The Nature Conservancy, Missouri Chapter, for 16 years and is a past Board Chair.

Mr. Miller holds a BS in Electrical Engineering and an MBA in management from the University of Wisconsin-Madison.

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 Director Qualifications:

The Board of Directors believes that Mr. Miller is highly qualified to serve as a member of the Board due to his experience having served as president and CEO of several energy companies and serving on the Board of Directors of several publicly-traded companies.

Family Relationships

There are no family relationships among our directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Information Concerning the Board and its Committees

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have historically compensated our directors for service on the Board and committees thereof through the issuance of shares of common stock, stock options and cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below). The Board appoints annually the executive officers of the Company and the executive officers serve at the discretion of the Board.

Executive Sessions of the Board

The independent members of the Board of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

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Risk Oversight

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Communicating with our Board

Stockholders may contact the Board about bona fide issues or questions about the Company by writing the Secretary at the following address: Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002.

Our Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Board and Committee Activity and Compensation

For the fiscal year ending March 31, 2018, the Board held four meetings and took various other actions via the unanimous written consent of the Board and the various committees described below. All directors attended at least 75% of the Board of Directors meetings and committee meetings relating to the committees on which each director served. All of the then current directors attended our fiscal year 2018 Annual Stockholder meeting held on January 9, 2018. The Company encourages, but does not require all directors to be present at annual meetings of stockholders.

The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. Mr. Fred Zeidman and Mr. James G. Miller are “independent” members of the Board, as defined in Section 803(A) of the NYSE American Company Guide. Committee membership and the functions of those committees are described below.

Board of Directors Committee Membership

	Audit Committee	Compensation Committee	Nominating and Governance Committee
Robert Schleizer
Fred Zeidman	M	C	C
James G. Miller	C	M	M

C - Chairman of Committee.

M – Member.

Audit Committee

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

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The Audit Committee’s function is to provide assistance to the Board in fulfilling the Board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our Bylaws as the Committee or the Board deems appropriate. The Audit Committee produces an annual report for inclusion in our proxy statement. The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the NYSE American, the SEC and the federal securities laws.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Board has determined that Mr. Fred Zeidman and Mr. James G. Miller are “independent,” and that Mr. Miller is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Miller has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information above.

For the fiscal year ending March 31, 2018, the Audit Committee held no formal meetings, but took various actions via unanimous written consents of the committee. The Audit Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 14.3 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Compensation Committee

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.

For the fiscal year ending March 31, 2018, the Compensation Committee held no formal meetings, but took various actions via unanimous written consents of the committee. The Compensation Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 14.5 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

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Nominating and Governance Committee

The Nominating and Governance Committee is responsible for (1) assisting the Board by identifying individuals qualified to become Board members; (2) recommending individuals to the Board for nomination as members of the Board and its committees; (3) leading the Board in its annual review of the Board’s performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the Board; (5) reviewing and recommending to the Board responses to shareowner proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the Board and the Company, including consideration of the risk oversight responsibilities of the full Board and its committees; (8) assisting the Board in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the Board in ensuring proper attention and effective response to stockholder concerns regarding corporate governance. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Nominating and Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Nominating and Governance Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NYSE American and SEC rules and regulations.

For the fiscal year ending March 31, 2018, the Nominating and Governance Committee held no formal meetings, and took no actions via the unanimous written consent of the committee. The Nominating and Governance Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 99.2 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2013, filed with the Commission on June 28, 2013.

Director Nominations Process. As described above, the Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules, the Company’s Bylaws or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

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Compensation of Directors.

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended March 31, 2018.

Name	Fees Earned or Paid in Cash ($)*	Option Awards ($)	All Other Compensation ($)	Total ($)
Richard N. Azar II (1)	$64,000(5)	$—	$—	$64,000(5)
Alan W. Dreeben (2)	$—	$—	$—	$—
Robert D. Tips (2)	$—	$—	$—	$—
Fred S. Zeidman (3)	$11,000(5)	$—	$—	$11,000(5)
Robert Schleizer (4)	$—	$—	$—	$—
Donnie B. Seay (4)	$—	$—	$—	$—

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Stock Awards, Non-Equity Incentive Plan Compensation, or Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)	Mr. Azar did not receive any additional compensation for his services on the Board of Directors separate than the amount he was paid for services as an officer of the Company as disclosed above. Effective on June 21, 2018, Mr. Azar resigned as a member of the Board of Directors.

(2)	Effective October 6, 2017, Alan W. Dreeben and Robert D. Tips resigned as members of the Board of Directors of the Company.

(3)	Mr. Zeidman resigned as a member of the Board of Directors on August 7, 2017 and was re-appointed as a member of the Board of Directors on January 11, 2018.

(4)	Effective October 6, 2017, Robert Schleizer and Donnie B. Seay, were appointed as members of the Board of Directors. On July 10, 2018, Donnie B. Seay resigned as a member of the Board of Directors.

(5)	Accrued during the fiscal year ended March 31, 2018 and paid during the fiscal year ended March 31, 2019.

Vote Required

The four nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

Our Board recommends a vote “FOR” all four nominees to the Board.

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PROPOSAL 2

AUTHORIZATION TO AMEND THE ARTICLES OF INCORPORATION TO

INCREASE THE NUMBER OF OUR AUTHORIZED SHARES OF

COMMON STOCK FROM 20,000,000 TO 250,000,000

General

Our Articles of Incorporation, as amended (the “Articles”), currently authorize the issuance of up to 20,000,000 shares of common stock. As of December 31, 2018, 6,771,515 shares of common stock were issued and outstanding and 11,025,907 shares were reserved for issuance with our Transfer Agent under our securities convertible into shares of common stock, resulting in a 4,254,392 share deficiency. In order to ensure sufficient shares of common stock will be available for issuance by us, the Board has approved, subject to stockholder approval, an amendment to the Articles that increases the number of shares of such common stock authorized for issuance from 20,000,000 to 250,000,000.

We desire to authorize additional shares of common stock to ensure that enough shares will be available [a] for issuance of shares of common stock upon conversion of currently outstanding convertible securities, including, but not limited to, the shares issuable upon conversion of, including shares issuable for dividends, interest and conversion premiums thereon, the Series C Preferred Stock which we sold pursuant to the October 2018 Purchase Agreement and can sell pursuant to the November 2018 Purchase Agreement, and [b] in the event the Board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets, (iii) provide equity incentives to employees and officers, (iv) permit future stock splits in the form of stock dividends or (v) satisfy other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. See also the table beginning on page 20 for summary information regarding the number of shares of common stock exceeding our total authorized common stock which we would need to issue assuming the complete conversion/exercise of all of our outstanding convertible securities.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the NYSE American. For example, the rules of the NYSE American require that we obtain stockholder approval prior to the issuance of shares of common stock in a private financing at a price less than the greater of the book value or market value of our common stock, where the total number of shares which may be issued pursuant to such transactions exceeds 20% of the outstanding common stock prior to issuance. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The amendment is not presently intended for the purposes of effecting an anti-takeover device and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this Proposal is not part of any plan by the Board to adopt anti-takeover devices, and the Board currently has no present intention of proposing anti-takeover measures in the near future.

The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

The form of the proposed amendment to our Articles of Incorporation to effect the increase in authorized shares of common stock will be in substantially the form as attached to this proxy statement as Appendix A. The Amendment will have no effect on our authorized shares of preferred stock.

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No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of common stock.

Vote Required

The affirmative vote of the holders of a majority of our outstanding voting shares entitled to vote at the meeting is required to approve this Proposal. Abstentions will have the same effect as shares voted against this Proposal. Because brokers do not have discretionary authority to vote on this Proposal, broker non-votes will have the same effect as shares voted against this Proposal. For the approval of this Proposal, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board recommends that you vote “FOR” the adoption of the amendment to the Articles to increase the number of shares of authorized common stock.

PROPOSAL 3

AUTHORIZATION OF THE BOARD TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RATIO OF BETWEEN ONE-FOR-FIVE AND ONE-FOR-TWENTY-FIVE, IN THEIR SOLE DISCRETION, WITHOUT FURTHER STOCKHOLDER APPROVAL, BY AMENDING THE COMPANY’S ARTICLES OF INCORPORATION, AT ANY TIME PRIOR TO THE EARLIER OF (A) THE ONE YEAR ANNIVERSARY OF THIS ANNUAL MEETING; AND (B) THE DATE OF OUR 2020 ANNUAL MEETING OF STOCKHOLDERS, PROVIDED THAT ALL FRACTIONAL SHARES AS A RESULT OF THE SPLIT SHALL BE AUTOMATICALLY ROUNDED UP TO THE NEXT WHOLE SHARE

Our Board has approved and has recommended that our stockholders approve a Proposal to amend our Articles of Incorporation to authorize our Board to effect a reverse stock split of all of our outstanding common stock at a ratio of between one-for-five and one-for-twenty-five (the “Exchange Ratio”), with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share (the “Reverse Stock Split”). The Proposal provides that our Board will have sole discretion to elect, at any time before the earlier of (a) the one year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.

Although the Board of Directors previously approved a 1-for-25 reverse stock split of the Company’s (a) authorized shares of common stock; and (b) issued and outstanding shares of common stock, pursuant to Section 78.207 of the Nevada Revised Statutes (NRS), on December 19, 2018, which was effective on December 24, 2018, the Board of Directors believes that a further reverse stock split may be necessary in the future to maintain the Company’s NYSE American listing and the Board of Directors believes that it is most economical to request shareholder approval for such potential Reverse Stock Split now, instead of having to wait until next year and filing and mailing another proxy statement. Even if approved by shareholders, the Board of Directors may choose not to implement the Reverse Stock Split.

The determination as to whether the Reverse Stock Split will be effected and, if so, pursuant to which Exchange Ratio, will be based upon those market or business factors deemed relevant by the Board at that time, including, but not limited to:

●          listing standards under the NYSE American;

●          existing and expected marketability and liquidity of the Company’s common stock;

●          prevailing stock market conditions;

●          the historical trading price and trading volume of our common stock;

●          the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;

●          the anticipated impact of the reverse split on our ability to raise additional financing;

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●          business developments affecting the Company;

●          the Company’s actual or forecasted results of operations; and

●          the likely effect on the market price of the Company’s common stock.

Our Board believes that stockholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than stockholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock in order to set an exchange ratio that is intended to result in a stock price in excess of $0.20 per share to avoid being considered a low priced stock by the NYSE American (as the Company’s common stock has been in the past), and therefore, is in the best interests of the Company and its stockholders. If the Board determines to implement the Reverse Stock Split, we intend to issue a press release announcing the terms and effective date of the Reverse Stock Split before we file the Amendment with the Secretary of State of the State of Nevada.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The form of the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split will be in substantially the form as attached to this proxy statement as Appendix B (which assumes the amendment set forth in Proposal 2 is approved)(the “Amendment”). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth in this Proposal, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such previously designated preferred stock).

Purpose of the Reverse Stock Split

The primary purpose of the Reverse Stock Split will be to increase proportionately the per share trading price of our common stock. Our common stock is listed on the NYSE American under the symbol “CEI”. Under the NYSE American’s listing standards, if the exchange considers our common stock to be a low-priced stock (generally trading below $0.20 per share for an extended period of time), our common stock could be subject to a delisting notification. Additionally, if at any time our common stock trades below $0.06 per share, we will be automatically subject to delisting from the NYSE American.

As noted above, if we are deemed by the NYSE American to have a low trading price, we could be subject to delisting. Delisting could have a material adverse effect on our business, liquidity and on the trading of our common stock. If our common stock were delisted, our common stock could be quoted on the OTCQB market or on the “pink sheets” maintained by the OTC Markets Group. However, such alternatives are generally considered to be less efficient markets. Further, delisting from the NYSE American could also have other negative effects, including potential loss of confidence by partners, lenders, suppliers and employees and could also trigger various defaults under our lending agreements and other outstanding agreements. Finally, delisting could make it harder for us to raise capital and sell securities as we would no longer be eligible to use Form S-3 short form registration statements for such purposes.

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We also believe that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by a Reverse Stock Split given the reduced number of shares that would be outstanding after a Reverse Stock Split, our Board is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Board of Directors Discretion to Implement the Reverse Stock Split

If Proposal 3 is approved by our stockholders, the Reverse Stock Split will be affected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders. The Board’s determination as to whether the Reverse Stock Split will be affected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the listing standards of the NYSE American. If the Board does not act to implement the Reverse Stock Split prior to the earlier of (a) the one-year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders, the authorization granted by stockholders pursuant to this Proposal 3 would be deemed abandoned and without any further effect. In that case, the Board may again seek stockholder approval at a future date for the Reverse Stock Split if it deems it to be advisable.

Effect of the Reverse Stock Split

If approved by our stockholders and implemented by the Board, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the Board, which could range between one-for-five and one-for-twenty-five, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share.

Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or any dilution to other stockholder in connection therewith, as described below, the Reverse Stock Split will not:

●          affect any stockholder’s percentage ownership interest in us;

●          affect any stockholder’s proportionate voting power;

●          substantially affect the voting rights or other privileges of any stockholder; or

●          alter the relative rights of common stockholders, preferred stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board, the principal effects of the Reverse Stock Split are:

●          the number of shares of common stock issued and outstanding will be reduced by a factor ranging between five and twenty-five, notwithstanding any rounding;

●          the per share exercise price will be increased by a factor between five and twenty-five, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options,

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warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock;

●          the number of shares authorized and reserved for issuance under our existing equity compensation plans will be reduced proportionately; and

●          the conversion rates for holders of our preferred stock and other outstanding securities will be adjusted proportionately, subject to their terms.

The following table contains approximate information relating to our outstanding common stock, Series B Preferred Stock (which converts into common stock prior to the Reverse Stock Split in a ratio of 0.01143-for-1 and votes 0.0016 voting shares on each shareholder matter), Series C Preferred Stock [not including shares which can be sold, but which haven’t been sold to date to the Investor under the November 2018 Purchase Agreement], the debenture and warrant held by the Investor, including shares issuable for dividends and conversion premiums thereon, our outstanding warrants and outstanding options under our stock plans, under various proposed exchange ratio options, based on our current authorized shares of common stock and the number of authorized shares assuming Proposal 2 above is approved:

	Assuming a Reverse Split of*:

	Pre Reverse Split	1 for 5	1 for 10	1 for 15	1 for 20	1 for 25

Outstanding Common Stock	6,771,515	1,354,303	677,152	451,434	338,576	270,861
Issuable upon the exercise of outstanding warrants to purchase shares of common stock	42,866	8,573	4,287	2,858	2,143	1,715
Issuable upon the exercise of outstanding options to purchase shares of common stock	3	1	0	0	0	0
Issuable upon conversion of our outstanding Series B Convertible Preferred Stock	503	101	50	34	25	20
Issuable upon conversion of outstanding Series C Preferred Stock, including shares issuable for conversion premiums thereon (1)(2)	48,893,165	9,778,633	4,889,317	3,259,544	2,444,658	1,955,727
Reserved for issuance under Equity Incentive Plans (not taking into account Proposal 6 herein)	1,464	293	146	98	73	59
Total shares outstanding and reserved and required for issuance upon conversion of outstanding convertible securities	55,709,516	11,141,904	5,570,952	3,713,968	2,785,475	2,228,382
Current Authorized Common Stock	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Shares available for future issuance with current authorized shares of common stock	(35,709,516)	8,858,096	14,429,048	16,286,032	17,214,525	17,771,618
Authorized common stock assuming the approval of Proposal 2 above	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000
Shares available for future issuance assuming the approval of Proposal 2 above and the increase in our authorized shares of common stock to 250,000,000 shares	194,290,484	238,858,096	244,429,048	246,286,032	247,214,525	247,771,618

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(1) Not including any additional shares of Series C Preferred Stock which we may sell under the November 2018 Purchase Agreement.

(2) Approximate and estimated, based on current trading prices and subject to change.

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.

Additionally, the below table sets forth the weighted average exercise price of (i) outstanding options; (ii) outstanding warrants; and (iii) the conversion ratio of our Series B Preferred Stock under various reverse split ratios:

	Pre Reverse Split	1 for 5	1 for 10	1 for 15	1 for 20	1 for 25
Weighted Average Exercise Price of Outstanding Warrants	$26.50	$132.50	$265.00	$397.50	$530.00	$662.50
Weighted Average Exercise Price of Outstanding Options	$32,350	$161,750	$323,500	$485,250	$647,000	$808,750
Conversion Ratio of Series B Preferred Stock into Common Stock (X for 1)	0.011429	0.002286	0.001143	0.000762	0.000571	0.000457

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Articles of Incorporation, as amended, the right of our Board to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock, except to affect the exchange ratio thereof (as shown in the table above).

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split.

Additionally, as of the date of this proxy statement, we do not have any current plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Stockholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board effects a one-for-ten split, and you held nine shares of our common stock immediately prior to the effective date of the Amendment, you would hold one share of the Company’s common stock following the Reverse Stock Split.

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Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Stock Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the earlier of (a) the one-year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders.

Holders of pre-reverse split shares (“Old Shares”), after the effective date, may, but are not required to, contact our transfer agent regarding the procedure for surrendering to our transfer agent, certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares (“New Shares”). No new certificates will be issued to a stockholder until or unless such stockholder has surrendered such stockholder’s outstanding certificate(s) together with such information, fees and documentation as the transfer agent may require, to the transfer agent for reissuance. Stockholders should not destroy any stock certificate. We and the transfer agent will adjust record stockholder’s shareholdings in our records regardless of whether any certificates evidencing Old Shares are returned for reissuance in order to evidence New Shares and therefore, stockholders are not required to return their certificates for reissuance unless they want to. In the event stockholders do not have their certificates representing Old Shares reissued for certificates evidencing New Shares, such certificates will still only provide rights and ownership of the adjusted number of New Shares in connection with the Reverse Stock Split, when presented for voting or transfer, even if the certificates still list the number of Old Shares prior to the Reverse Stock Split.

Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on the selected Reverse Stock Split ratio.

Beginning on the effective date of the Reverse Stock Split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares, subject to the rounding up of fractional shares to the next whole share.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK
CERTIFICATE(S) UNLESS REQUESTED TO DO SO

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our board or directors does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act. In fact, since all fractional shares of common stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share, there will be no reduction in the number of stockholders of record that could provide the basis for a going-private transaction.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock ($0.001 per share). However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

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Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 3, you should consider the following risks associated with the implementation of the Reverse Stock Split:

●          The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the Board and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on January 7, 2019 of $1.15 per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-10, there can be no assurance that the post-split trading price of the Company’s common stock would be $11.50 or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

●          Following the Reverse Stock Split, we may still run the risk of being considered a low-priced stock under the listing standards of the NYSE American, which could cause the Company to be delisted or subject to delisting.

●          Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

●          The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

●          If a Reverse Stock Split is implemented by the Board, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

●          A stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the proposed Reverse Stock Split to individual stockholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Stock Split. Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

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●          We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a stockholder will generally not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split. However, a stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders.

●          The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the Reverse Stock Split.

●          A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

Recommendation of the Board of Directors

The Board recommends that you vote “FOR” the amendment to our Articles of Incorporation and the authorization of the Board of the Company, without further stockholder approval, to amend the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders, to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-twenty-five, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share, in accordance with this Proposal 3. Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this Proposal 3.

Vote Required

The approval of this Proposal 3 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same effect as votes against this Proposal. Because brokers do not have discretionary authority to vote on this Proposal, broker non-votes will not affect the outcome of the vote on this Proposal. For the approval of this Proposal, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board recommends that you vote “FOR” this Proposal 3.

PROPOSAL 4

 APPROVAL OF THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK, ISSUABLE UPON CONVERSION OF THE 369 SHARES OF SERIES C PREFERRED STOCK, INCLUDING SHARES ISSUABLE FOR DIVIDENDS AND CONVERSION PREMIUMS THEREON, SOLD PURSUANT TO THE OCTOBER 2018 PURCHASE AGREEMENT AND TO APPROVE THE TERMS OF SUCH OCTOBER 2018 PURCHASE AGREEMENT

General

On October 29, 2018 and effective October 26, 2018, we and Discover Growth Fund (the “Investor”), entered into a Stock Purchase Agreement (as amended from time to time, the “October 2018 Purchase Agreement”).

Under the terms of the October 2018 Purchase Agreement, the Investor purchased 369 shares of Series C Preferred Stock on the closing date of the agreement, October 29, 2018, for $3.5 million.

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This offering was part of the Company's plans to meet the NYSE American continued listing obligations and meet working capital obligations.

The Company has used and plans to continue to use the proceeds from the sale of the Series C Preferred Stock for working capital, workovers on existing and new wells and completion of additional wells.

Pursuant to the October 2018 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that we have not materially breached the terms of the October 2018 Purchase Agreement, we may at any time, in our sole and absolute discretion, repurchase from Investor all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Investor 110% of the aggregate face value of all such shares.

We also agreed to provide the Investor a right of first offer to match any offer for financing we receive from any person while the shares of Series C Preferred Stock sold pursuant to the October 2018 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, we agreed that if we issue any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then we would notify Investor of such additional or more favorable term and such term, at Investor’s option, may become a part of the transaction documents with Investor.

The October 2018 Purchase Agreement includes customary provisions requiring that the Company indemnify the Investor against certain losses; representations and warranties and covenants.

Series C Redeemable Convertible Preferred Stock

Holders of the Series C Preferred Stock are entitled to cumulative dividends in the amount of 24.95% per annum (adjustable up to 34.95% if a trigger event, as described in the designation of the Series C Preferred Stock occurs), payable upon redemption, conversion, or maturity, and when, as and if declared by our Board of Directors in its discretion, provided that upon any redemption, conversion, or maturity, seven years of dividends are due and payable on such redeemed, converted or matured stock. The Series C Preferred Stock ranks senior to the common stock and pari passu with respect to our Series B Preferred Stock. The Series C Preferred Stock has no right to vote on any matters, questions or proceedings of the Company including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all of the Company’s property, business and undertakings; and (f) during the winding-up of the Company.

The Series C Preferred Stock may be converted into shares of common stock (“Conversion Shares”) at any time at the option of the holder, or at our option if certain equity conditions (as defined in the certificate of designation for the Series C Preferred Stock), are met. Upon conversion, we will pay the holders of the Series C Preferred Stock being converted an amount, in cash or stock at our sole discretion, equal to the dividends that such shares would have otherwise earned if they had been held through the maturity date (i.e., seven years), and issue to the holders such number of shares of Common stock equal to $10,000 per share of Series C Preferred Stock (the “Face Value”) multiplied by the number of such shares of Series C Preferred Stock divided by the applicable Conversion Price $3.25 per share.

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The conversion premium under the Series C Preferred Stock is payable and the dividend rate under the Series C Preferred Stock is adjustable. Specifically, the conversion rate of such premiums and dividends equals 95% of the average of the lowest 5 individual daily volume weighted average prices during the Measuring Period, not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.05 per share of common stock, unless a trigger event has occurred, in which case the conversion rate equals 85% of the lowest daily volume weighted average price during the Measuring Period, less $0.10 per share of common stock not to exceed 85% of the lowest sales prices on the last day of such the Measuring Period, less $0.10 per share. The “Measuring Period” is the period beginning, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, before the applicable notice has been provided regarding the exercise or conversion of the applicable security, and ending, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, after the applicable number of shares stated in the initial exercise/conversion notice have actually been received into the Investor’s designated brokerage account in electronic form and fully cleared for trading. Trigger events are described in the designation of the Series C Preferred Stock, but include items which would typically be events of default under a debt security, including filing of reports late with the Commission.

The Series C Preferred Stock has a maturity date that is seven years after the date of issuance and, if the Series C Preferred Stock has not been wholly converted into shares of common stock prior to such date, we may redeem the Series C Preferred Stock on such date by repaying to the investor in cash 100% of the Face Value plus an amount equal to any accrued but unpaid dividends thereon. 100% of the Face Value, plus an amount equal to any accrued but unpaid dividends thereon, automatically becomes payable in the event of a liquidation, dissolution or winding up by us.

We may not issue any other preferred stock (other than the Series B Preferred Stock) that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of one year after the earlier of such date (i) a registration statement is effective and available for the resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock, or (ii) Rule 144 under the Securities Act is available for the immediate unrestricted resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock.

The Series C Preferred Stock is subject to a beneficial ownership limitation, which prevents any holder of the Series C Preferred Stock from converting such Series C Preferred Stock into common stock, if upon such conversion, the holder would beneficially own greater than 9.99% of our outstanding common stock.

We also agreed to include on the next registration statement we file with the Commission, or on the subsequent registration statement if such registration statement is withdrawn, all potentially issuable Conversion Shares.

Our Board has unanimously determined that it is advisable and in the best interests of the Company and our stockholders to be able to issue shares of our common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon), and unanimously recommends that the stockholders vote FOR approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold pursuant to the October 2018 Purchase Agreement and ratification of the terms of such October 2018 Purchase Agreement.

Please refer to the October 2018 Purchase Agreement and the designation of our Series C Preferred Stock (as amended), which are attached as Appendix C and D to this proxy statement, respectively, for further details.

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Reasons for the Issuance

The approval of our ability to issue shares of our common stock upon the conversion of the Series C Preferred Stock and the October 2018 Purchase Agreement was a required term and condition of the October 2018 Purchase Agreement.

Reasons for Stockholder Approval

Our common stock is listed on the NYSE American. Section 713(a) of the NYSE American rules requires stockholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE American rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

Because the shares of our common stock issuable upon conversion of the 369 shares of Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) represent greater than 20% of our outstanding common stock and may constitute a change in control (as defined by NYSE American), we are asking our stockholders to approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Preferred Stock sold pursuant to the terms of the October 2018 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and to ratify the terms of such October 2018 Purchase Agreement.

Stockholder approval of this Proposal is being sought solely to comply with the terms of the October 2018 Purchase Agreement and Section 713 of the NYSE American rules governing the issuance of securities when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE American).

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transaction described in this Proposal. If stockholders approve this Proposal, the Series C Preferred Stock (including dividends and conversion premiums thereon) sold pursuant to the October 2018 Purchase Agreement will be convertible into shares of common stock, pursuant to the terms thereof, without additional stockholder approval.

If stockholders approve this Proposal, the principal effect upon the rights of existing stockholders upon the conversion of the Series C Preferred Stock will be a dilution in their current percentage ownership in the Company. Assuming the sale of all 369 shares of Series C Preferred Stock sold pursuant to the October 2018 Purchase Agreement and upon conversion of all such shares, the Investor will be due in the aggregate a significant portion of our outstanding shares of common stock, not including any shares of common stock the Investor can hold upon conversion of outstanding convertible securities of the Company which the Investor holds. The issuance of shares of common stock pursuant to the conversion of the Series C Preferred Stock and the sale of such shares by such holders into the public market, also could materially and adversely affect the market price of our common stock.

The total number of shares of common stock potentially issuable in connection with this Proposal is currently approximately 3,907,250, which consists of approximately (i) 1,076,924 shares of common stock issuable upon conversion of the Series C Preferred Stock, and (ii) 2,771,865 additional shares of common stock that the Company may issue, at its sole discretion in lieu of cash, as conversion premiums or in payment of interest or dividends on such Series C Preferred Stock, assuming the payment of dividends on the Series C Preferred Stock solely in shares of common stock, for a period of seven years, which is the maturity date of each of the securities, and not taking into account any decrease in the trading price of our common stock subsequent to the date hereof. The number of additional shares of common stock that the Company may issue as conversion premiums or in payment of dividends is dependent on the dividend rate and conversion premium rate which can range from 0% to 24.95% (or up to 34.95% upon a trigger event) depending on the Company’s underlying stock price at the time of conversion or maturity and assuming no trigger event has occurred, and which percentage is currently 24.95%, and is subject to true-ups in the event the price of our common stock decreases from the date of conversion through the applicable Measuring Period. For purposes of the dividend and conversion premium calculations in the preceding sentences, the Company assumed (i) the dividend rate and conversion premium rate to be 24.95% per annum, and (ii) $2.33 to be 95% of the average of the lowest 5 individual daily volume weighted average prices during the 30 trading day period immediately prior to payment of the interest, dividends and conversion premiums, as applicable, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of common stock (the “VWAP Measurement”) with respect to the Series C Preferred Stock. If the VWAP Measurement is, in any case, an amount less than the amount assumed in the preceding sentences and/or the interest rate, dividend rate and conversion premium rate is, in any case, higher than the rate assumed in the preceding sentences, or in the event the trading price of our common stock decreases from the date of issuance through the applicable Measurement Period, additional shares of common stock will be issuable, which may cause substantial dilution to existing stockholders.

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Risks Relating to the Series C Preferred Stock

The full amount of premiums, interest and dividends through the maturity date of the Series C Preferred Stock is due upon the repayment/redemption (where applicable), or conversion, as applicable, of the Series C Preferred Stock.

The Series C Preferred Stock provides that all applicable dividends, which initially accrued in the amount of 24.95% per annum and which increase or decrease subject to the terms of the Series C Preferred Stock, based on among other things, the trading price of the Company’s common stock, up to a maximum of 34.95% per annum (which is the rate applicable to the Series C Preferred Stock sold in October 2017, compared to 24.95% for the Series C Preferred Stock which can be sold pursuant to the November 2018 Purchase Agreement), are due upon conversion or repayment/redemption (where applicable) thereof, for the full seven year term of such securities.

The requirement that we pay all premiums, interest and dividends through maturity and the adjustable nature of such premium, interest and dividend rates, may force us to issue the Investor significant additional shares of common stock, which may cause significant dilution to existing stockholders. The requirement that we pay all premiums, interest and dividends through maturity may make it too costly for us to repay or redeem, as applicable, the Investor’s securities, prior to conversion thereof, as applicable.

The issuance of common stock upon conversion of the Series C Preferred Stock will cause immediate and substantial dilution.

The issuance of common stock upon conversion of the Series C Preferred Stock will result in immediate and substantial dilution to the interests of other stockholders. Although the Investor may not receive shares of common stock exceeding 9.99% of our outstanding shares of common stock immediately after affecting such conversion, this restriction does not prevent the Investor from receiving shares up to the 9.99% limit, selling those shares, and then receiving the rest of the shares it is due, in one of more tranches, while still staying below the 9.99% limit. If the Investor chooses to do this, it will cause substantial dilution to the then holders of our common stock.

The Company is limited in its ability to undertake subsequent financings.

Pursuant to the October 2018 Purchase Agreement and the November 2018 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (a) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock. These restrictions may make it more costly for us to raise funding in the future or may limit our ability to raise funding, which could force us to curtail our business plan or prohibit us from taking advantage of attractive investment, acquisition or drilling activities, all of which could have a negative effect on the value of our common stock and our near-term or long-term prospects.

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Interests of Directors, Officers and Affiliates

None of our current directors, officers or affiliates has an interest in the Series C Preferred Stock.

Registration Rights

We have agreed to provide piggy back registration rights for the resale of the shares of common stock issuable upon conversion of the Series C Preferred Stock. Upon such registration, these shares will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

Vote Required

A majority of the votes cast is required by the NYSE American rules to approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Preferred Stock sold pursuant to the terms of the October 2018 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and to ratify the terms of such October 2018 Purchase Agreement. Abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this Proposal at the annual meeting, we may choose to seek stockholder approval of this Proposal again at a later date, or may be required to redeem the Series C Preferred Stock sold in October 2018 at maturity for cash, which we estimate would total approximately $12.1 million.

Recommendation of Our Board

Our Board has unanimously determined that the issuance of shares of common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) is fair to, and advisable and in the best interests of, the Company and our stockholders. Our Board unanimously recommends that stockholders vote “FOR” the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Preferred Stock sold under the October 2018 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and ratification of the terms of such October 2018 Purchase Agreement.

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PROPOSAL 5

APPROVAL OF THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK, ISSUABLE UPON CONVERSION OF 2,941 SHARES OF SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK, INCLUDING SHARES ISSUABLE FOR DIVIDENDS AND CONVERSION PREMIUMS THEREON WHICH CAN BE SOLD PURSUANT TO THAT CERTAIN STOCK PURCHASE AGREEMENT ENTERED INTO WITH AN INSTITUTIONAL INVESTOR ON NOVEMBER 23, 2018, AND TO APPROVE THE TERMS OF SUCH NOVEMBER 2018 STOCK PURCHASE AGREEMENT, AS AMENDED

General

On November 23, 2018 and effective November 23, 2018, we and the Investor entered into a Stock Purchase Agreement, which was amended on December 3, 2018 (as amended to date, and from time to time, the “November 2018 Purchase Agreement”).

Under the terms of the November 2018 Purchase Agreement, the Investor agreed to purchase up to 2,941 shares of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock” and the “Maximum Shares”) from the Company for an aggregate of $28 million, including purchasing 263 shares of Series C Preferred Stock, in consideration for $2.5 million on December 4, 2018 (the “Initial Closing”), and additional shares of Series C Preferred Stock, in such amount(s) requested by the Company, from time to time, up to the remaining amount of Series C Preferred Stock available to be sold under the November 2018 Purchase Agreement, until the Maximum Shares are sold, subject in each case to the Closing Conditions.

Closing conditions required to be met in order to require the Investor to purchase the Series C Preferred Stock shares described above at each of the closings include, among other things, that (a) the Company’s common stock is required to be listed for and currently trading on the NYSE American market or a higher trading market; (b) except for the Initial Closing, the Company is required to be in compliance with all requirements to maintain such listing and there cannot be any notice of any suspension or delisting with respect to the trading of the shares of common stock on such trading market; (c) the Company is required to have duly authorized shares of common stock reserved for issuance to Investor in an amount equal to three times the number of shares sufficient to immediately issue all shares of common stock potentially issuable upon conversion of the Series C Preferred Stock sold to Investor (collectively, the “Conversion Shares”) and any other agreements with Investor; (d) except with regard to the Initial Closing, (i) requiring that for each sale of $800,000 of Series C Preferred Stock, in additional closings after the Initial Closing, that an aggregate dollar trading volume of at least $10 million must have traded on NYSE American during regular trading hours, from the trading day after the immediately prior closing until the trading day immediately before the relevant closing, but expressly excluding all volume traded on any days that the Investor is prevented or delayed from reselling shares of common stock (“Excluded Days”); and (ii) the Company’s common stock is required to have a volume weighted average price on the NYSE American for the prior trading day of at least $0.10 per share of common stock (the “Floor Price”), (e) except with regard to the Initial Closing, the additional listing of all of the Conversion Shares must be approved by the NYSE American; and (f) except with regard to the Initial Closing, the Company must have provided written notice to the Investor of its intent to move forward with the applicable closing at least 10 days prior to the applicable closing date, provided that if any such conditions are not met on the date initially set for such closing, each closing will occur as soon thereafter as they are met, if ever (collectively, the “Closing Conditions”). The closing of the sales of Series C Preferred Stock as described above are subject to closing conditions which may not be met timely, if at all, and as such, we may not ever sell any shares of Series C Preferred Stock under the November 2018 Purchase Agreement. In the event a Trigger Event occurs under the Series C Preferred Stock designation, the Investor can terminate its obligation to acquire any additional shares of Series C Preferred Stock under the November 2018 Agreement, and the Company may terminate the Company’s right to sell shares of Series C Preferred Stock at any time.

Pursuant to the November 2018 Purchase Agreement, we agreed to file a preliminary proxy with the Securities and Exchange Commission (SEC), to seek stockholder approval of the agreement and the issuance of the Conversion Shares (“Approval”), set a meeting for the first reasonable date after clearing SEC comments, and use commercially reasonable best efforts to obtain Approval at the next annual meeting of stockholders (the “Required Shareholder Approval”). We also agreed to use our commercially reasonable best efforts to obtain the Required Shareholder Approval and additional listing of the Conversion Shares on the NYSE American following the Required Shareholder Approval.

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The Company currently plans to use the proceeds from the sale of the Series C Preferred Stock for working capital, workovers on existing and new wells and completion of additional wells.

Pursuant to the November 2018 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security, or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that we have not materially breached the terms of the November 2018 Purchase Agreement, we may at any time, in our sole and absolute discretion, repurchase from Investor all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Investor 110% of the aggregate face value of all such shares.

We also agreed to provide the Investor a right of first offer to match any offer for financing we receive from any person while the shares of Series C Preferred Stock sold pursuant to the November 2018 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, we agreed that if we issue any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then we would notify Investor of such additional or more favorable term and such term, at Investor’s option, may become a part of the transaction documents with Investor.

The November 2018 Purchase Agreement includes customary provisions requiring that the Company indemnify the Investor against certain losses; representations and warranties and covenants.

Series C Redeemable Convertible Preferred Stock

The terms, conditions, rights and privileges of the Series C Preferred Stock is discussed above under “Proposal 4” – “General” – “Series C Redeemable Convertible Preferred Stock”, on page 24.

Our Board has unanimously determined that it is advisable and in the best interests of the Company and our stockholders to be able to issue shares of our common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon), and unanimously recommends that the stockholders vote “FOR” approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon which can be sold pursuant to the November 2018 Purchase Agreement and ratification of the terms of such November 2018 Purchase Agreement.

Please refer to the November 2018 Purchase Agreement (as amended) and the designation of our Series C Preferred Stock (as amended), which are attached as Appendix E and D to this proxy statement, respectively, for further details.

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Reasons for the Issuance

The approval of our ability to issue shares of our common stock upon the conversion of the Series C Preferred Stock and the November 2018 Purchase Agreement is a required term and condition of the sale of the shares of Series C Preferred Stock under the November 2018 Purchase Agreement (after the Initial Closing) and the sale of such shares of Series C Preferred Stock will improve our balance sheet.

Reasons for Stockholder Approval

Our common stock is listed on the NYSE American. Section 713(a) of the NYSE American rules requires stockholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE American rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

Because the shares of our common stock issuable upon conversion of the 2,941 shares of Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) represent greater than 20% of our outstanding common stock and may constitute a change in control (as defined by NYSE American), we are asking our stockholders to approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock which can be sold pursuant to the terms of the November 2018 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and to ratify the terms of such November 2018 Purchase Agreement.

Stockholder approval of this Proposal is being sought solely to comply with the terms of the November 2018 Purchase Agreement and Section 713 of the NYSE American rules governing the issuance of securities when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE American).

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transaction described in this Proposal. If stockholders approve this Proposal, the Series C Preferred Stock (including dividends and conversion premiums thereon) sold and which can be sold pursuant to the November 2018 Purchase Agreement will be convertible into shares of common stock, pursuant to the terms thereof, without additional stockholder approval.

If stockholders approve this Proposal, the principal effect upon the rights of existing stockholders upon the conversion of the Series C Preferred Stock will be a dilution in their current percentage ownership in the Company. Assuming the sale of all 2,941 shares of Series C Preferred Stock which can be sold pursuant to the November 2018 Purchase Agreement and upon conversion of all such shares, the shares issuable upon conversion of such Series C Preferred Stock will constitute a significant portion of our outstanding shares of common stock, not including any shares of common stock the Investor can hold upon conversion of outstanding convertible securities of the Company which the Investor holds. The issuance of shares of common stock pursuant to the conversion of the Series C Preferred Stock and the sale of such shares by such holders into the public market, also could materially and adversely affect the market price of our common stock.

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The total number of shares of common stock potentially issuable in connection with this Proposal is currently approximately 29,648,504, which consists of approximately (i) 8,615,385 shares of common stock issuable upon conversion of the Series C Preferred Stock, and (ii) 21,033,119 additional shares of common stock that the Company may issue, at its sole discretion in lieu of cash, as conversion premiums or in payment of interest or dividends on such Series C Preferred Stock, assuming the payment of dividends on the Series C Preferred Stock solely in shares of common stock, for a period of seven years, which is the maturity date of each of the securities, and not taking into account any decrease in the trading price of our common stock subsequent to the date hereof. The number of additional shares of common stock that the Company may issue as conversion premiums or in payment of dividends is dependent on the dividend rate and conversion premium rate which can range from 0% to 24.95% (or up to 34.95% upon a trigger event), depending on the Company’s underlying stock price at the time of conversion or maturity and assuming no trigger event has occurred and which currently totals 24.95%. For purposes of the dividend and conversion premium calculations in the preceding sentences, the Company assumed (i) the dividend rate and conversion premium rate to be 24.95% per annum, and (ii) $2.33 to be 95% of the average of the lowest 5 individual daily volume weighted average prices during the 30 trading day period immediately prior to payment of the interest, dividends and conversion premiums, as applicable, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of common stock (the “VWAP Measurement”) with respect to the Series C Preferred Stock. If the VWAP Measurement is, in any case, an amount less than the amount assumed in the preceding sentences, there is a trigger event and/or if the interest rate, dividend rate and conversion premium rate is, in any case, higher than the rate assumed in the preceding sentences, additional shares of common stock will be issuable, which may cause substantial dilution to existing stockholders.

Risks Relating to the Series C Preferred Stock

Described above under “Proposal 4” – “Risks Related to the Series C Preferred Stock”, on page 28.

Interests of Directors, Officers and Affiliates

None of our current directors, officers or affiliates has an interest in the Series C Preferred Stock.

Registration Rights

We have agreed to provide piggy back registration rights for the resale of the shares of common stock issuable upon conversion of the Series C Preferred Stock. Upon such registration, these shares will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

Vote Required

A majority of the votes cast is required by the NYSE American rules to approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock which can be sold pursuant to the terms of the November 2018 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and to ratify the terms of such November 2018 Purchase Agreement. Abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this Proposal at the annual meeting, we will not receive any proceeds from the sale of Series C Preferred Stock to the Investor under the November 2018 Purchase Agreement, except in connection with the Initial Closing, we may become in default under the terms of the Series C Preferred Stock due to our inability to issue shares of common stock, and/or we may be forced to redeem the Series C Preferred Stock in cash, which redemption price may be significant and which funds we may not have, and may need to obtain stockholder approval at a later date in order to effect the conversion of the Series C Preferred Stock into shares of common stock.

Recommendation of Our Board

Our Board has unanimously determined that the issuance of shares of common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) is fair to, and advisable and in the best interests of, the Company and our stockholders. Our Board unanimously recommends that stockholders vote “FOR” the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock which can be sold under the November 2018 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and ratification of the terms of such November 2018 Purchase Agreement, as amended.

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Proposal 6

RATIFICATION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE 2014 PLAN FROM 1,600 TO 2,500,000 SHARES

At the Annual Meeting, stockholders are requested to approve an amendment to the Amended and Restated 2014 Stock Incentive Plan, which we refer to as the 2014 Plan, to increase from 1,600 to 2,500,000, the number of shares reserved for issuance under such plan. The amendment to the 2014 Plan has previously been approved by the Board of Directors. If this Proposal 6 is not approved by our stockholders, we will continue to operate the 2014 Plan pursuant to its current provisions.

As of the date of this Proxy Statement filing, awards relating to 142 shares of common stock have been issued or granted under the 2014 Plan and 1,458 shares of common stock are available for future awards under the plan.

The following is a summary of the principal features of the 2014 Plan. This summary does not purport to be a complete description of all of the provisions of the 2014 Plan. It is qualified in its entirety by reference to the full text of the 2014 Plan, as proposed to be amended, which has been filed with the SEC with this Proxy Statement as Appendix F.

General

The Company stockholders approved the 2014 Plan at the annual stockholder meeting held on February 13, 2014. The 2014 Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2014 Plan. Shares issuable under the 2014 Incentive Plan were registered on a Form S-8 registration statement that was filed with the SEC on May 15, 2014.

On February 8, 2016, the Board of Directors adopted an amended 2014 Plan, to (a) increase by 88 shares (i.e., to 152 shares from 64 shares pursuant to the terms of the original plan), the number of awards available for issuance under the plan, and (b) amend the definition of “Eligible Person” under the plan to exclude “instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities”, which amendments were approved by the stockholders of the Company at the 2016 annual meeting of stockholders held on March 29, 2016.

On January 27, 2017, the Board adopted the Stock Plan Amendment to increase the number of awards available for issuance under the 2014 Plan from 152 to 1,600, which amendment the stockholders approved at the 2017 annual meeting held on March 22, 2017.

On December 17, 2018, the Board adopted the Stock Plan Amendment to increase the number of awards available for issuance under the 2014 Plan from 1,600 to 2,500,000, which amendment the stockholders are being asked to approve pursuant to this Proposal 6.

What is the purpose of the 2014 Plan?

The 2014 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2014 Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

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Who is eligible to participate in the 2014 Plan?

The 2014 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the 2014 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2014 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2014 Plan.

No incentive stock option may be granted under the 2014 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

No person may receive awards under the 2014 Plan for performing services in connection with the offer or sale of securities in a capital-raising transaction, or where they directly or indirectly promote or maintain a market for the Company’s securities.

Who administers the 2014 Plan?

The 2014 Plan is administered by the Board of Directors of the Company and/or the Company’s Compensation Committee. The Board (or the Compensation Committee) has the exclusive right to interpret and construe the 2014 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2014 Plan.

How much common stock is subject to the 2014 Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2014 Plan is currently 1,600 shares, provided that pursuant to this Proposal 6, the Board of Directors is seeking stockholder approval to increase that number by 2,498,400 shares, to 2,500,000 total shares. Such shares of common stock are made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the 2014 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2014 Plan. If shares of restricted stock awarded under the 2014 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall again be available under the 2014 Plan. Where the exercise price of an option granted under the 2014 Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the 2014 Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the 2014 Plan.

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How many securities have been granted pursuant to the 2014 Plan?

A total of 142 shares of common stock and/or options to purchase common stock have been issued under the 2014 Plan to date.

Does the Company have any present plans to grant or issue securities pursuant to the 2014 Plan?

The Company cannot determine the amounts of awards that will be granted under the 2014 Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table provided herein in the Proxy Statement, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the 2014 Plan, the number of awards to be granted is within the discretion of the Board of Directors or the Compensation Committee.

The Board of Directors or the Compensation Committee may issue options, shares of restricted stock or other awards under the 2014 Plan for such consideration as determined in their sole discretion, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the 2014 Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any options granted under the 2014 Plan which exercise price shall be set forth in the agreement evidencing the option, provided however that at no time shall the exercise price be less than $0.001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the 2014 Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2014 Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other awards granted under the 2014 Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board or the Compensation Committee. Our Board and the Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board of Directors or the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of options and other awards granted under the 2014 Plan will be determined by our Board or the Compensation Committee. The maximum term of options and performance shares under the 2014 Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

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(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2014 Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our Board of Directors or Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the 2014 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

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Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2014 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

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Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the 2014 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

May the 2014 Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the 2014 Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the 2014 Plan, amend the 2014 Plan or a stock award as provided in Article XI of the 2014 Plan, and/or terminate or suspend the 2014 Plan as provided in Article XI. Our Board of Directors may also amend the 2014 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the 2014 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the 2014 Plan will terminate ten years from the date of its original adoption by our Board, i.e., in December 2023.

The description of the 2014 Plan is qualified in all respects by the actual provisions of the 2014 Plan, which is attached to this Proxy Statement as Appendix F.

Reasons for and Purpose of the Amendment to the 2014 Plan

The reason for the amendment is solely to increase the shares available for issuances under the 2014 Plan in order for us to be able to issue additional equity incentive compensation awards under the 2014 Plan for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors and consultants, and promoting the success of our business.

The amendment would increase the number of shares that may be granted during the life of the 2014 Plan from 1,600 to 2,500,000 shares.

We are asking stockholders to increase the number of shares available for grants under the 2014 Plan to a level that we believe will, on the basis of current assumptions, ensure that enough shares remain available for anticipated issuances under the 2014 Plan through fiscal 2020.

Amendment of the 2014 Plan

Specifically, under this Proposal 6, our stockholders are being asked to approve an amendment to amend clause 3.4 of the 2014 Plan such that the introductory paragraph of that section would provide in its entirety as follows:

“Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be Two Million Five Hundred Thousand (2,500,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.”

The other definitions of and the paragraphs of Section 3.4 and all other sections of the 2014 Plan would remain unchanged.

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Vote Required

The approval of this Proposal 6 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same effect as votes against this Proposal. Because brokers do not have discretionary authority to vote on this Proposal, broker non-votes will not affect the outcome of the vote on this Proposal. For the approval of this Proposal, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board recommends that you vote “FOR” this Proposal 6.

Proposal 7

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Marcum LLP, independent registered public accounting firm (“Marcum”), to audit our consolidated financial statements for the fiscal year ending March 31, 2019. GBH CPAs, PC (“GBH”) served as our independent registered public accounting from September 29, 2015 to July 1, 2018, when GBH merged with Marcum. We are asking the stockholders to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2019. Marcum was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from Marcum to be present at the annual stockholders meeting. In the event that a representative of Marcum is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by Marcum and GBH. Representatives of Marcum do not plan to attend the Annual Meeting.

Audit Fees

The aggregate fees billed by our independent auditors, GBH CPAs (which served as our independent auditor for the years ended March 31, 2018 and 2017) for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2018 and 2017, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ending June 30, September 30, and December 31, 2018 and 2017, were:

	2018	2017
GBH CPAs, PC	$140,500	$158,701

Audit fees incurred by the Company were pre-approved by the Audit Committee.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

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The Audit Committee has considered the nature and amount of fees billed by GBH and believes that the provision of services for activities unrelated to the audit is compatible with maintaining GBH’s and Marcum’s independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

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Audit Committee Report

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the fiscal year 2018 audited financial statements of the Company, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200 and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for fiscal year 2018 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE*

Fred Zeidman

James G. Miller

*During the year ended March 31, 2018, the Audit Committee consisted of Messrs. Donnie B. Seay (resigned from the Board effective July 10, 2018), Alan W. Dreeben (resigned from the Board effective October 6, 2017), J. Fred Hofheinz (resigned from the Board effective April 10, 2017), Fred S. Zeidman (resigned from the Board on August 7, 2017 and was re-appointed as a member of the Board on January 11, 2018) and Robert D. Tips (resigned from the Board effective October 6, 2017).

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Vote Required

The approval of the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2019 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this Proposal. For the approval of the ratification of the appointment of Marcum, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board recommends that you vote “FOR” the ratification of appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2019.

Proposal 8

 APPROVAL OF THE ISSUANCE OF UP TO 40,000 SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS TO PURCHASE 40,000 SHARES OF COMMON STOCK GRANTED TO OUR FORMER CEO AS PART OF A SEPARATION AND RELEASE AGREEMENT

General

Effective on May 25, 2018, Richard N. Azar II, resigned as Chief Executive Officer of the Company. The resignation was not due to a disagreement with the Company or in connection with any matter relating to the Company’s operations, policies or practices. Mr. Azar remained as a member of the Board of Directors of the Company until June 21, 2018, when he resigned as a member of the Board. Mr. Azar’s resignation was made partially in connection with his status as a personal guarantor under the Company’s outstanding bank loan with International Bank of Commerce, which was then in default and which has since been assumed by an affiliate of Mr. Azar and certain other parties, and perceived conflicts of interest in connection therewith and in connection with the Company’s negotiation of a resolution thereto.

On May 25, 2018, we entered into a Separation and Release Agreement (the “Separation Agreement”) with Mr. Azar. Pursuant to the Separation Agreement, Mr. Azar agreed to resign from the Company as Chief Executive Officer effective May 25, 2018, and to release the Company from claims in connection with various employment related statutes and laws and the Company agreed to pay him a severance payment of $150,000, payable in three installments of $50,000 each, on June 1, 2018, July 2, 2018 and August 1, 2018, and to grant him warrants to purchase 40,000 shares of the Company’s common stock (the “Warrants”), at an exercise price of $9.75 per share, equal to the closing stock price of the Company’s common stock on the date the Severance Agreement was agreed to by the parties, the exercise of which Warrants are subject to approval by the NYSE American of the additional listing of the shares of common stock issuable upon exercise thereof (which has not been received or sought yet), and the approval of the stockholders of the Company of the issuance of the shares of common stock issuable upon exercise thereof pursuant to applicable NYSE American rules.

The Warrants and the shares of common stock issuable upon exercise thereof (the “Warrant Shares”) constitute equity compensation and the issuance of such Warrant Shares is therefore required to be approved by our stockholders pursuant to Section 711 of the NYSE American Company Guide.

Vote Required

The approval of the issuance of the grant of the Warrants and the Warrant Shares requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. For the approval of the ratification of the issuance of the Warrant Shares, you may vote “FOR” or “AGAINST” or abstain from voting.

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Board Recommendation

Our Board recommends that you vote “FOR” the ratification of the grant of the Warrants and the issuance of the Warrant Shares.

 Proposal 9

ADJOURNMENT OF THE ANNUAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other Proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on the Proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the Proposals, our stockholders may also be asked to vote on the Proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other Proposals. However, a stockholder vote may be taken on one of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such Proposal.

If the adjournment Proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment Proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more Proposals. If the adjournment Proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the Proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant Proposal.

The Board believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Annual Meeting is insufficient to approve a Proposal, it is in the best interests of our stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

The approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. For the approval of the adjournment, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors.

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OTHER INFORMATION

Principal Stockholders

The following table presents certain information as of December 31, 2018, as to:

●	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

●	each director,

●	each executive officer named in the Named Executive Officer Compensation table, beginning on page 46, and

●	all directors and executive officers as a group.

The percentages shown in the table under the column “Percent” are based on 6,771,515 shares of common stock outstanding as of December 31, 2018.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1415 Louisiana, Suite 3500, Houston, Texas 77002.

Stockholder	Number of Shares of Common Stock	Percent of Common Stock(#)
Executive Officers and Directors
Louis G. Schott	—	—%
Robert Schleizer	—	—%
Fred S. Zeidman	—	—%
James G. Miller	—	—%
All Executive Officers and Directors as a Group (Four Persons)	—	—%

Greater than 5% Stockholders

Discover Growth Fund (1)	68,330	9.99%

* Indicates beneficial ownership of less than 1% of the outstanding common stock.

(#) Each share of Series B Convertible Preferred Stock converts into common stock on approximately a 0.01143-to-1 basis. Each share of Series B Convertible Preferred Stock votes 1/25th of one vote on all stockholder matters.

(1) 103 South Church Street, 4th Floor, Grand Cayman KYI-002, Cayman Islands. The holder holds 2,305 shares of Series C Redeemable Convertible Preferred Stock; provided that the Company may not issue shares which, when aggregated with all other shares of common stock then deemed beneficially owned by the holder, would result in the reporting person holding at any one time more than 9.99% of all common stock outstanding immediately after giving effect to such issuance. To the best of the Company’s knowledge, David Sims has voting and dispositive control over the securities held by Discover Growth Fund.

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Executive Officers

All of our executive officers are listed in the following table:

Name	Age	Position
Louis G. Schott	53	Interim Chief Executive Officer
Robert Schleizer	65	Chief Financial Officer, Treasurer and Director

Louis G. Schott, Interim Chief Executive Officer

Mr. Schott’s biographical information is presented above in Proposal 1, beginning on page 9.

Robert Schleizer, Chief Financial Officer and Director

Mr. Schleizer’s biographical information is presented above in Proposal 1, beginning on page 9.

Named Executive Officer Compensation

The following table sets forth information concerning the compensation of our Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the most highly compensated executive officer other than the Chief Executive Officer and Chief Financial Officer who was serving as an executive officer of the Company at the end of March 31, 2018 and 2017 (provided that the Company did not have any executive officers other than its CEO and CFO as of March 31, 2018), and up to two additional individuals for whom disclosure would have been required had they been serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

Name and Principal	Fiscal				Stock	Option	All Other
Position	Year	Salary		Bonus	Awards	Awards	Comp	Total
Richard N. Azar II	2018	$175,000	(a)	$—	$—	$—	$—	$175,000
Former Chief Executive Officer (1)

Robert Schleizer	2018	$100,000	(b)	$—	$—	$—	$—	$100,000
Chief Financial Officer (2)

Anthony C. Schnur (3) (6)	2018	$78,653		$—	$11,000	$—	$93,000 (c)	$182,653
Former Chief Executive Officer	2017	$290,000		$100,000	$25,000	$—	$—	$415,000

Paul A. Pinkston (4)	2018	$21,135		$—	$6,250	$—	$—	$27,385
Former Chief Accounting Officer	2017	$110,000		$30,000	$31,250	$—	$—	$171,250

Kenneth R. Sanders (5)
Former Chief Operating Officer	2017	$180,000		$60,000	$56,250	$—	$—	$296,250

*       Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. The value of the Stock Awards and Option Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

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(a)       Includes $105,000 of fees paid to McClowd Dynamics, Ltd., an entity which Mr. Azar owns and controls.

(b)       Mr. Schleizer is the managing partner of BlackBriar Advisors, LLC (“BlackBriar”). In addition to financial management, Blackbriar provides accounting, treasury, administrative and financial reporting services to the Company. Total fees paid by the Company to BlackBriar during the year ended March 31, 2018 were $180,000. $60,000 was paid to Mr. Schleizer by Enerjex Resources in connection with the Service Agreement with the Company which Service Agreement was terminated effective December 4, 2017.

(c)       Represents payments made under the Release, described below under “Employment Agreements” – “Anthony C. Schnur (Terminated)”, including stock consideration.

(1)       From June 2, 2017 to May 25, 2018, Mr. Richard N. Azar II served first as Interim Chief Executive Officer (through January 9, 2018) and then Chief Executive Officer of the Company. On December 28, 2017, the Board of Directors of the Company approved compensation of $10,000 per month to Mr. Azar, for services which he rendered over the last seven months of calendar 2017, and compensation of $35,000 per month beginning in January 2018, for future services as CEO, which services as CEO were terminated in May 2018. Effective on June 21, 2018, Mr. Azar resigned as a member of the Board of Directors.

(2)       Mr. Schleizer has served as Chief Financial Officer (beginning as Interim Chief Financial Officer) since June 2, 2017, as a member of the Board of Directors since October 6, 2017, and as Treasurer of the Company since, January 9, 2018.

(3)       During the year ended March 31, 2017, Mr. Schnur was paid a cash salary of $290,000. Mr. Schnur was issued a net of 19 shares of common stock under the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) after the payment of taxes. The Company recorded $20,000 for shares issued to Mr. Schnur. Effective on June 2, 2017, Anthony C. Schnur resigned as Chief Executive Officer and as a member of the Board of Directors of the Company.

(4)       During the year ended March 31, 2017, Mr. Pinkston was paid a cash salary of $110,000. Mr. Pinkston was issued a net of 23 shares of common stock under the 2014 Plan after the payment of taxes. During the year ended March 31, 2018, Mr. Pinkston was issued a net of 27 shares of common stock after the payment of taxes under the 2014 Plan. The Company recorded $25,000 for shares issued to Mr. Pinkston. Mr. Pinkston, tendered his resignation as the Company’s Chief Accounting Officer and principal financial officer and principal accounting officer on May 23, 2017, to be effective as of June 8, 2017.

(5)       During the year ended March 31, 2017, Mr. Sanders was paid a cash salary of $290,000. Mr. Sanders was issued a net of 42 shares of common stock under the 2014 Plan after the payment of taxes. During the year ended March 31, 2018, Mr. Schnur was issued a net of 33 shares of common stock after the payment of taxes under the 2014 Plan, as compensation. The Company recorded $56,250 for shares issued to Mr. Sanders. Effective April 26, 2017, Mr. Sanders, the Company’s Chief Operating Officer, left the Company, effective immediately, based on a mutual decision with the Company’s Board of Directors.

(6)       On December 28, 2015, the Board of Directors of the Company agreed to provide an aggregate of $250,000 in retention bonuses to employees of the Company in the event the Company’s proposed acquisition of certain oil and gas properties, pursuant to the Asset Purchase Agreement dated December 30, 2015 closed, in an effort to keep the employees employed through the closing date and during the transitional period after closing, including $50,000 payable to Mr. Schnur at closing and an additional $50,000, assuming the closing of the acquisition occurred, which it did, payable to Mr. Schnur on December 31, 2016. Additionally, Mr. Pinkston was paid a $15,000 retention bonus at closing and $15,000 on December 31, 2016.

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Employment Agreements

Anthony C. Schnur (Terminated)

Effective November 1, 2012, the Company entered into an Employment Agreement with Mr. Schnur to serve as the Chief Financial Officer of the Company, which agreement was amended and restated effective December 12, 2012, in connection with his appointment as Chief Executive Officer. The agreement had a term of two years, expiring on October 31, 2014, provided that the agreement was automatically extended for additional one year terms, unless either party provided notice of their intent not to renew within the 30 day period prior to any automatic renewal date, and as neither party provided notice of their intent to terminate in fiscal 2015 or 2016, the agreement automatically extended for an additional one year term until October 31, 2016 and October 31, 2017, respectively, notwithstanding the termination of the agreement in connection with Mr. Schnur’s resignation on June 2, 2017, as discussed below. The Company agreed to pay Mr. Schnur a base annual salary of $310,000 during the term of the agreement, of which $290,000 is payable in cash and $20,000 is payable in shares of the Company’s common stock. The stock consideration due under the agreement is payable in quarterly installments at the end of each quarter, based on the stock price on the last day of each quarter. Mr. Schnur is also eligible for an annual bonus of up to 30% of his base salary in cash or stock.

In the event the Employment Agreement was terminated by the Company for a reason other than cause (as described in the Employment Agreement) or by Mr. Schnur for good reason (as described in the Employment Agreement), Mr. Schnur was due in the form of a lump sum payment, the product of the base salary and bonus he was paid under the agreement for the prior 12 month period, provided that if such termination occurred six months before or 24 months following the occurrence of a Change of Control (as described in the Employment Agreement), Mr. Schnur was due 200% of the amount described above upon such termination. If Mr. Schnur’s employment was terminated as a result of death or Disability (as defined in the agreement), the Company was required to pay his base salary which would have been payable to Mr. Schnur through the date his employment was terminated and all amounts actually earned, accrued or owing as of the date of termination. If Mr. Schnur’s employment was terminated for Cause or Mr. Schnur voluntarily terminated his employment, the Company was required to pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he was entitled for a period of three months after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination. Mr. Schnur’s employment agreement contained no covenant-not-to-compete or similar restrictions after termination.

The Employment Agreement was terminated in connection with Mr. Schnur’s resignation as Chief Executive Officer and director of the Company effective on June 2, 2017.

In connection with the departure of Mr. Anthony C. Schnur as Chief Executive Officer and director of the Company effective June 2, 2017, the Company entered into a Severance Agreement and Release with Mr. Schnur (the “Release”), whereby (i) his employment agreement with the Company was terminated, (ii) he entered into a mutual release with the Company; (iii) the Company agreed to issue him 192 shares of unregistered common stock (to be issued in installments of 16 per month)(the “Settlement Shares”) and a monthly cash payment of $14,000 for twelve months; and (iv) he was granted reimbursement of the payment of his COBRA premiums through (a) the one year anniversary of the termination or (b) until he is eligible to participate in the health insurance plan of another employer, whichever is sooner, and provided that the amount of such health benefits shall reduce his monthly cash payment. On January 11, 2018, and effective as of the original date of the Release, the Company and Mr. Schnur entered into a First Amendment to Severance Agreement and Release (the “Release Amendment”), whereby the terms of the Release were changed to provide for among other things, the payment of $49,000 on or before January 12, 2018; $15,000 on or before the 15th of each month from February 2018 to July 2018; and $19,000 on or before August 15, 2018, and further provided for the issuance of the entire amount of the Settlement Shares within five days of the later of the date the Company’s stockholders approved the issuance of the Settlement Shares and the date the NYSE American approved the issuance of such shares. The Settlement Shares were issued in February 2018.

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Service Agreement

On April 27, 2017, we entered into a service agreement (the “Service Agreement”), effective on May 1, 2017, with Enerjex Resources (“Enerjex”), whose CEO at the time was Louis G. Schott, our current Interim Chief Executive Officer, to outsource the management of our back-office functions for a fixed monthly fee. Under the terms of the Service Agreement, Enerjex was responsible for performing all back-office services for the Company, including all data entry and bookkeeping, financial reporting, management reporting, reserve reporting, SEC compliance, audits, filings, and any other services required to maintain the Company’s good standing with all local, state, and federal laws. Enerjex was not responsible for any field operations, including drilling, operating or maintaining any wells or leases, of the Company under the terms of the Service Agreement. Enerjex received a fee of $150,000 per month for services rendered, plus any pre-approved out-of-pocket travel expenses. The monthly fee could be reduced to the extent the Company retained employees to perform certain of the functions contemplated to be performed by Enerjex. Effective December 4, 2017, Enerjex and the Company mutually agreed to terminate the Service Agreement. Robert Schleizer, who was appointed as the Interim Chief Financial Officer and principal accounting officer of the Company on June 2, 2017, was compensated through the fees paid by the Company under the Service Agreement. Mr. Schott was personally paid $192,500 under the Service Agreement.

Consulting Agreement and Separation and Release Agreement

Consulting Agreement with Richard N. Azar II (Terminated)

On August 29, 2016, we entered into a Consulting Agreement with Mr. Azar to serve as the Chairman of the Company. Pursuant to the Consulting Agreement, Mr. Azar agreed to provide services to us in his role as Chairman of the Company as customarily performed by a Chairman of a public company and as requested by the Board of Directors from time to time. The term of the agreement was for one year (the “Initial Term”); provided that the agreement automatically extended for additional one year periods after the Initial Term (each an “Automatic Renewal Term” and the Initial Term together with all Automatic Renewal Terms, if any, the “Term”), subject to the Renewal Requirements (described below), in the event that neither party provided the other written notice of their intent not to automatically extend the term of the agreement at least 30 days prior to the end of the Initial Term or any Automatic Renewal Term. The Term could only be extended for an Automatic Renewal Term, provided that (i) Mr. Azar was re-elected to the Board of Directors at the Annual Meeting of Stockholders of the Company immediately preceding the date that such Automatic Renewal Term begins; and (ii) the Board of Directors affirmed his appointment as Chairman for the applicable Automatic Renewal Term (or fails to appoint someone else as Chairman prior to such applicable Automatic Renewal Term)(the “Renewal Requirements”). The agreement was to expire immediately upon the earlier of: (i) the date upon which Mr. Azar no longer served as Chairman; and (ii) any earlier date requested by either (1) the Company (as evidenced by a vote of a majority of the Board of Directors (excluding Mr. Azar) at a meeting of the Board of Directors), or (2) Mr. Azar (as evidenced by written notice to the Board of Directors). Additionally, we could terminate the agreement immediately and without prior notice if Mr. Azar was unable or refuses to perform the services required of him under the agreement, and either party could terminate the agreement immediately and without prior notice if the other party was in breach of any material provision of the agreement. We agreed to pay Mr. Azar $100,000 per year during the term of the agreement, subject to annual reviews by the Compensation Committee, after the first year. Mr. Azar agreed to not compete against us, unless approved in writing by the Board of Directors, during the term of the agreement.

On May 16, 2017, Mr. Azar resigned as Chairman and in connection with that action, on May 23, 2017, the Consulting Agreement with Mr. Azar was terminated.

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Separation and Release Agreement with Mr. Azar

Effective on May 25, 2018, Richard N. Azar II resigned as Chief Executive Officer of the Company. Effective on the same date, we entered into a Separation and Release Agreement (the “Separation Agreement”) with Mr. Azar, our then Chief Executive Officer. Pursuant to the Separation Agreement, Mr. Azar agreed to resign from the Company as Chief Executive Officer effective May 25, 2018, and to release the Company from claims in connection with various employment related statutes and laws and the Company agreed to pay him a severance payment of $150,000, payable in three installments of $50,000 each, on June 1, 2018, July 2, 2018 and August 1, 2018, and to grant him warrants to purchase 40,000 shares of the Company’s common stock (the “Warrants”), at an exercise price of $9.75 per share, equal to the closing stock price of the Company’s common stock on the date the Severance Agreement was agreed to by the parties, the exercise of which Warrants are subject to approval by the NYSE American of the additional listing of the shares of common stock issuable upon exercise thereof, and to the extent required by the rules of the NYSE American, the approval of the stockholders of the Company of the issuance of the shares of common stock issuable upon exercise thereof, which issuance the Company is seeking stockholder approval for in this Proxy Statement.

Effective on June 21, 2018, Mr. Azar resigned as a member of the Board of Directors.

Engagement Agreement

Effective upon Mr. Azar’s resignation, the Board of Directors of the Company appointed Mr. Louis G. Schott as Interim Chief Executive Officer of the Company. In connection with Mr. Schott’s appointment as Interim Chief Executive Officer of the Company, the Company entered into an engagement letter with Fides Energy LLC (“Fides”). Pursuant to the letter, Fides agreed to supply Mr. Schott’s services to the Company as Interim Chief Executive Officer and we agreed to pay Fides $25,000 per month for the use of Mr. Schott’s services. The agreement can be terminated by either party with 90 days’ notice and terminates automatically upon the death of Mr. Schott. Pursuant to the agreement, Mr. Schott is also eligible to receive bonus compensation at the discretion of the Board of Directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

None of our Named Executive Officers had any stock options or stock awards outstanding as of March 31, 2018.

Incentive Compensation Plans

On December 17, 2018, the Board adopted the Stock Plan Amendment to increase the number of awards available for issuance under the Company’s Amended and Restated 2014 Stock Incentive Plan (the “Amended and Restated Plan”) from 1,600 to 2,500,000, which amendment the stockholders are being asked to approve pursuant to Proposal 6 of this Proxy Statement, beginning on page 34.

On January 27, 2017, the Board adopted an amendment to increase the number of awards available for issuance under the Amended and Restated Plan from 152 to 1,600, which amendment the stockholders approved at the 2017 annual meeting held on March 22, 2017. Shares of common stock available under the Amended and Restated Plan are eligible to be issued as part of awards to officers, directors, employees, contractors and consultants for services provided to the Company. The 1,600 Shares issuable under the 2017 Amended and Restated Plan were registered on Form S-8 registration statement that was filed with the SEC on March 29, 2017. The NYSE American approved the additional listing of the 1,448 shares on May 26, 2017.

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The Company’s stockholders approved the Lucas Energy, Inc. Amended and Restated 2014 Stock Incentive Plan (the “Amended Plan”) at the annual stockholder meeting held on March 29, 2016. The Amended Plan provided an increase by 88 shares (to 152 shares), the number of shares reserved for issuance under such Amended Plan; and amended the definition of “Eligible Person” under the Amended Plan to exclude “instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities”. Shares issuable under the Amended Plan were registered on Form S-8 registration statement that was filed with the SEC on April 13, 2016. The NYSE American approved this listing application for the shares issuable under the Amended Plan on April 7, 2016.

The Company stockholders approved the Lucas Energy, Inc. 2014 Stock Incentive Plan (“2014 Incentive Plan”) at the annual stockholder meeting held on February 13, 2014. The 2014 Incentive Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2014 Incentive Plan. Shares issuable under the 2014 Incentive Plan were registered on a Form S-8 registration statement that was filed with the SEC on May 15, 2014. The NYSE American approved this listing application for the shares issuable under the 2014 Incentive Plan on May 22, 2014.

The Company stockholders approved the Lucas Energy, Inc. 2012 Stock Incentive Plan (“2012 Incentive Plan”) at the annual stockholder meeting held on December 16, 2011. The 2012 Incentive Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2012 Incentive Plan. Shares issuable under the 2012 Incentive Plan were registered on a Form S-8 registration statement that was filed with the SEC on January 27, 2012. The NYSE American approved this listing application for the shares issuable under the 2012 Incentive Plan on December 28, 2011.

The Company stockholders approved the Lucas Energy, Inc. 2010 Long Term Incentive Plan (“2010 Incentive Plan” or “2010 Plan”) at the annual stockholder meeting held on March 30, 2010. The 2010 Incentive Plan provides the Company with the ability to offer (1) incentive stock options, (2) non-qualified stock options, and (3) restricted shares (i.e., shares subject to such restrictions, if any, as determined by the Compensation Committee or the Board) to employees, consultants and contractors as performance incentives. Shares issuable under the 2010 Incentive Plan were registered on Form S-8 registration statement that was filed with the SEC on April 23, 2010. The NYSE American approved this listing application for the shares issuable under the 2010 Incentive Plan on May 6, 2010.

Under the 2010 Incentive Plan, 58 shares of the Company’s common stock are authorized for initial issuance or grant, under the 2012 Incentive Plan, 96 shares of the Company’s common stock are authorized for initial issuance or grant, and under the 2014 Incentive Plan, as amended, 1,600 shares of the Company’s common stock are authorized for issuance or grant. As of March 31, 2018, there was an aggregate of 1 share available for issuance or grant under the 2010 Incentive Plan, 5 shares were available for issuance or grant under the 2012 Incentive Plan and an aggregate of approximately 1,458 securities were available for issuance or grant under the 2014 Incentive Plan as amended for future issuances and grants, respectively. The number of securities available under the 2010, 2012 and 2014 Plans is reduced one for one for each security delivered pursuant to an award under the Plans. Any issued or granted security that becomes available due to expiration, forfeiture, surrender, cancellation, termination or settlement in cash of an award under the Incentive Plans may be requested and used as part of a new award under the Plans.

The Plans are administered by the Compensation Committee and/or the Board in its discretion (the “Committee”). The Committee interprets the Plans and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.

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Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding those in column (a))
Equity compensation plans approved by the security holders	4	$32,343.75	1,464
Equity compensation plans not approved by the security holders	—	—	—
Total	4	$32,343.75	1,464

(a)	Includes any compensation plan and individual compensation arrangement of the Company under which equity securities of the Company are authorized for issuance to employees, or non-employees including directors, consultants, advisors, vendors, customers, suppliers or lenders in exchange for consideration in the form of goods or services, as of March 31, 2018.

(b)	Includes the weighted average exercise price of outstanding options, warrants, and rights identified in (a).

Certain Relationships and Related Transactions

Related Party Transactions

There have been no other transactions between us and any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, or any member of the above referenced individual’s immediate family, since the beginning of the Company’s last fiscal year, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds $120,000, and in which we had or will have a direct or indirect material interest, except as set forth below or otherwise disclosed above under “Named Executive Officer Compensation”, beginning on page 46, “Employment Agreements”, beginning on page 48, “Service Agreement”, beginning on page 49, “Consulting Agreement and Separation and Release Agreement”, beginning on page 49 and “Engagement Agreement”, beginning on page 50, which information, as applicable, is incorporated by reference into this “Certain Relationships and Related Transactions” section.

On April 11, 2016, we, Target Alliance London Limited (“TALL”), and Silver Star Oil Company (“Silver Star”), entered into an Assignment, Assumption and Amendment to Line of Credit and Notes Agreement (the “Assignment Agreement”). Pursuant to the Assignment Agreement, Silver Star assigned its rights under that certain Non-Revolving Line of Credit Agreement dated August 30, 2015 and effective August 28, 2015 (the “Line of Credit”) and ownership of a $200,000 Convertible Promissory Note issued by us to Silver Star thereunder dated February 10, 2016, to be effective on February 8, 2016 (the “February Note”), to TALL in consideration for $200,000. Additionally, Silver Star provided us a release from any liability in connection with the Line of Credit and prior Convertible Promissory Notes issued to Silver Star by us. The Assignment Agreement also amended the Line of Credit and terms of any future Convertible Promissory Notes issued thereunder, to (a) decrease the total amount available for borrowing under the Line of Credit to $1.8 million (previously we had the right to borrow up to $2.4 million thereunder), unless the parties mutually agreed to provide for loans of up to $2.4 million (provided that only $1 million was borrowed under the Line of Credit); (b) increased the monthly advance limit under the Line of Credit from $200,000 to $250,000 per month; (c) increased the conversion price of any future notes issued under the Line of Credit to $2,032 per share (previously the conversion price was $937.50 per share, provided that the conversion price of the February Note remained at $937.50 per share); (d) amended the requirements for us to seek stockholder approval of the issuance of shares of common stock upon conversion of the notes to require us to seek stockholder approval at the same time as we seek stockholder approval for the shares issuable pursuant to the terms of our December 2015 Asset Purchase Agreement; (e) ratified the addition of a 9.99% ownership blocker to the February Note and any future notes issued under the Line of Credit; and (f) formally removed certain transaction approval rights under the Line of Credit which previously required us to receive approval of Silver Star in the event we desired to enter into certain transactions outside the usual course of business.

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The Assignment Agreement also extended the due date of the February Note and all future notes issued under the Line of Credit to April 11, 2017. As additional consideration for TALL agreeing to the terms of the Assignment Agreement, we agreed, subject to NYSE American listing approval and where applicable stockholder approval under applicable NYSE American rules and regulations, to grant TALL warrants to purchase 83 shares of common stock at an exercise price of $2,031.25 per share, for each $250,000 loaned pursuant to the terms of the amended Line of Credit. Finally, the Assignment Agreement provided that the sale of all securities issued or granted pursuant to the Line of Credit and all future notes issued thereunder would be subject to that certain April 6, 2016 (a) Securities Purchase Agreement and (b) Stock Purchase Agreement, entered into between the Company and an accredited investor, as described by the Company in its Current Report on Form 8-K filed with the SEC on April 7, 2016, including a restriction on the Company selling not more than $250,000 per month in private placements of securities, subject to all such securities being restricted for a period of six months from their issuance date. The February Note has since been fully converted into common stock.

We issued a Convertible Promissory Note to Debra Herman, an assignee of HFT Enterprises, LLC (“HFT”) under a March 29, 2016, Convertible Promissory Note Purchase Agreement, which Mrs. Herman became party to pursuant to a joinder agreement, in the amount of $150,000 (the “Convertible Note”). The Convertible Note was due and payable on April 26, 2017, accrued interest at the rate of 6% per annum (15% upon the occurrence of an event of default), and allowed the holder thereof the right to convert the principal and interest due thereunder into common stock of the Company at a conversion price of $937.50 per share. The Convertible Note has since been fully converted into common stock.

We also granted to Debra Herman, as an assignee of HFT, warrants to purchase 199 shares of common stock with an exercise price of $937.50 per share. The warrants were granted to Mrs. Herman pursuant to the terms of a joinder agreement entered into between the parties. No warrants are due to HFT.

On August 25, 2016, the Company, as borrower, and Richard N. Azar II, our former Chief Executive Officer and former director (“Azar”), Donnie B. Seay, our former director, Richard E. Menchaca, RAD2, DBS Investments, Ltd. (“DBS”, controlled by Mr. Seay) and Saxum Energy, LLC (“Saxum”, which is controlled by Mr. Menchaca), as guarantors (collectively, the “Guarantors”, all of which were directly or indirectly sellers pursuant to the terms of the December 31, 2015 Asset Purchase Agreement (the “Sellers”)), and International Bank of Commerce (“IBC” or “IBC Bank”), as Lender (“Lender”), entered into a Loan Agreement.

Pursuant to the Loan Agreement, the Lender loaned the Company $40 million, evidenced by a Real Estate Lien Note in the amount of $40 million. The Company is required to make monthly payments under the note equal to the greater of (i) $425,000; and (ii) fifty percent (50%) of our monthly net income. The note accrues annual interest at 2% above the prime rate then in effect, subject to a minimum interest rate of 5.5% per annum. The note is due and payable on August 25, 2019. Payments under the note are subject to change as the interest rate changes in order to sufficiently amortize the note in 120 monthly installments. The Company has the right, from time to time and without penalty to prepay the note in whole or in part, subject to the terms thereof.

The proceeds of the loan were used to repay and refinance approximately $30.6 million of indebtedness owed by certain of the Sellers, to the Lender (including an aggregate of $18.3 million owed by RAD2 and another entity controlled by Mr. Azar, $9.8 million owed by DBS, and $2.1 million owed by Mr. Menchaca), as well as to pay the $4.975 million due to the Sellers at closing of the December 31, 2015 Asset Purchase Agreement. Another $3.36 million was used to fund a sinking fund required by the Lender, as discussed below, to pay principal on the note.

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The amount owed under the note is secured by a Security Interest in substantially all of our assets and properties, pursuant to three Security Agreements. Also, each of the Guarantors guaranteed the repayment of a portion of the Loan Agreement pursuant to a Limited Guaranty Agreement. Additionally, in connection with the parties’ entry into the Loan Agreement and to further secure amounts due thereunder, certain of the Guarantors pledged shares of common stock which they received at the closing to the Lender, with RAD2 pledging 4,993 shares of common stock; DBS pledging 1,498 shares of common stock; and Saxum pledging 1,078 shares of common stock.

The Company agreed to pay the Lender a loan finance charge of $400,000 in connection with its entry into the Loan Agreement, with half due on the date the Company entered into the Loan Agreement and half due on or before the 180th day following the date of the Loan Agreement. As further consideration for agreeing to the terms of the Loan, the Company agreed to issue the Lender 625 shares of common stock. The Company recognized a $2.8 million note discount related to these transactions and other debt issuance costs and will amortize the discount and debt issuance costs over the term of the note.

As of March 31, 2017, the Company was not in compliance with certain covenants of the loan agreement, including requiring the Company to maintain a net worth of $30 million, and the balance of the loan due to IBC of $38.3 million (less unamortized debt issuance costs of approximately $2.2 million), was recognized as a short-term liability on the Company’s balance sheet as of March 31, 2017. The Company has also recognized approximately $30,000 in accrued interest as of March 31, 2017.

On September 8, 2017, the Company received a Notice of Default and Opportunity to Cure (the “Notice”) from IBC, stating that the Company was in default under its loan due to failing to make a required $425,000 loan payment on August 25, 2017 (the “Payment Default”). The Notice was also sent to the guarantors under the Loan Agreement. The Notice also cited the Company for several covenant defaults including exceeding a cap on monthly general and administrative expenses; falling below $30 million of net worth; failing to comply with certain post-closing covenants regarding the assignment of certain oil and gas interests, the execution of certain supplemental mortgages and the completion of certain curative title requirements; failing to pay costs and expenses required pursuant to the terms of the Loan Agreement; failing to meet the requirements of a cash flow test as described in greater detail in the Loan Agreement; and exceeding the loan to value determination provided for in the Loan Agreement. In order to cure the Payment Default described in the Notice, the Company was required to pay $425,000, as well as any attorney’s fees and/or late fees as determined by IBC, on or before September 18, 2017, which amount was not paid and to cure the covenant defaults, which covenant defaults were not cured.

Pursuant to extension agreements entered into with IBC, in or around December 2017 and January 2018, (a) IBC agreed to waive the Company’s obligation to make the August 30, 2017, $425,000 monthly principal payment originally due under the IBC loan; (b) the Company confirmed the amount outstanding under the IBC loan ($37,443,308 as of each extension); (c) IBC agreed that interest only payments would be due on September 30, 2017, October 30, 2017, November 30, 2017 and December 31, 2017, with principal payments of $425,000 per month to begin thereafter, which principal payments were not made; (d) the parties agreed that the amounts owed to IBC were payable on demand, provided that if no demand was made, such amounts would be payable by way of monthly payments of $425,000 of principal, plus accrued interest, with the remaining amount owed to IBC due at maturity (August 25, 2019); (e) that the amount owed to IBC will accrue interest at the rate of 2% per annum above the prime rate, subject to a floor of 5.5% (currently 6.25% per annum); (f) if the Company fails to make any payment due to IBC within 10 days of its due date, IBC is due a late payment of 5% of the amount past due (subject to a minimum of $10 and a maximum of $1,500 per late payment); and (g) the Company and the guarantors of the IBC loan released IBC from any claims against IBC as of the date of each of such extensions.

Notwithstanding the above extensions, the Company is still in default under the IBC loan, the entire amount of the IBC loan may be accelerated and IBC may take action to enforce its remedies under the Loan Agreement. The IBC loan is secured by substantially all of the Company’s assets and if IBC were to foreclose on our assets it would have a material adverse effect on our operations and may force us to seek bankruptcy protection.

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Effective January 31, 2017, we borrowed $1,000,000 from Alan Dreeben, one of our then directors, pursuant to a short-term promissory note. The short-term promissory note had a principal balance of $1,050,000 (the $1,000,000 principal amount borrowed plus a $50,000 original issue discount), accrued interest at 6% per annum, had a maturity date of January 31, 2018, and contained standard and customary events of default. As additional consideration for Mr. Dreeben agreeing to make the loan, we issued Mr. Dreeben 64 restricted shares of common stock. The note is secured by a deed of trust on certain of our properties. The January 31, 2017 note was repaid in full in November 2017.

On August 2, 2017, and effective June 13, 2017, the Company entered into an agreement with Vantage Fund, LLC (“Vantage” and the “Vantage Agreement”), pursuant to which Vantage agreed to provide up to $6 million of funding to the Company, in the sole discretion of Vantage, with $400,000 provided in the initial tranche (the “Initial Tranche”). The consideration for the Initial Tranche of funding was the assignment to Vantage of all of the Company’s rights and ownership in its then wholly-owned subsidiary Camber Permian II, LLC (“Camber Permian”) which included leaseholds and potential participation rights in undeveloped oil and gas property known as Arrowhead. The Vantage Agreement contained customary indemnification requirements. On July 17, 2017, Vantage provided $120,000 to the Company under the Vantage Note and on July 20, 2017, Vantage provided $30,000 to the Company under the Vantage Note. Vantage was granted a second lien on the Jackrabbit property in connection with the financing. On November 9, 2017, in connection with the sale of the Jackrabbit Acreage, the Company paid Vantage the full amount due on the Vantage Note of $150,000.

On June 12, 2017, the Company received the initial tranche of $400,000 in connection with the Vantage Agreement. In exchange for the cash received, the Company assigned its interest held in Camber Permian in the undeveloped Arrowhead oil and gas property, with a book value of $114,500, to Vantage and granted warrants to purchase 2,560 shares of the Company’s common stock. The Company recorded a gain of $1,195 as a result of this assignment that was recorded in loss on sale of property and equipment as of March 31, 2018.

On November 9, 2017, the Company (through its subsidiary, Camber Permian LLC) and NFP Energy LLC (“NFP”), its joint venture partner, sold oil and gas properties totaling approximately 2,452 acres in Gaines County, Texas, to Fortuna Resources Permian, LLC (“Fortuna”), for $1,000 per acre or an aggregate of $2,206,718 payable to the Company (with $245,213 payable to NFP), pursuant to the terms of a letter agreement (the “Sale Agreement”) and an Assignment, Bill of Sale and Conveyance to Fortuna, both dated November 9, 2017 and effective November 1, 2017. This acreage, part of the Company’s “Jackrabbit” acreage, targeted the San Andres formation in the Permian Basin. Additionally, the Company and NFP jointly terminated their venture. With the proceeds from the sale, the Company paid the 1st lien holders, including Alan Dreeben (a former director of the Company), and 2nd lien holder Vantage, thus reducing its liabilities by $1,518,924 and paid NFP $662,072 to terminate the joint venture agreement. The Company maintains a 90% ownership position in the remaining 1,100 acres in the area. The net proceeds from the sale to the Company totaled $25,914.

It is our policy that any future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

N&B Energy Asset Disposition Agreement

On July 12, 2018, the Company entered into an Asset Purchase Agreement (the “Sale Agreement”), as seller, with N&B Energy, LLC (“N&B Energy”) as purchaser, which entity is affiliated with Richard N. Azar II, the Company’s former Chief Executive Officer and former director, and Donnie B. Seay, the Company’s former director. Pursuant to the Sale Agreement, the Company agreed to sell to N&B Energy a substantial portion of its assets, including all of the assets acquired pursuant to the terms of the December 31, 2015 Asset Purchase Agreement with Segundo Resources, LLC (“Segundo”, which entity is controlled by Mr. Azar) and certain other more recent acquisitions, other than the production payment and overriding royalty interests discussed below (the “Assets”). In consideration for the Assets, N&B Energy agreed to pay the Company $100 in cash, to assume all of the Company’s obligations and debt owed under its outstanding loan agreement with International Bank of Commerce (“IBC” or “IBC Bank”), which had a then outstanding principal balance of approximately $36.9 million and Segundo agreed to enter into the Segundo Settlement, described below.

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Segundo Settlement

On July 12, 2018, the Company entered into a Compromise Settlement Agreement and Mutual Release with Segundo, which is owned and controlled by Mr. Azar (the “Segundo Settlement”), in partial consideration for N&B Energy agreeing to enter into the Sale Agreement (discussed below). Pursuant to the Segundo Settlement, Segundo surrendered 610 shares of common stock valued at $1,907 per share as of the effective date of the closing of the acquisition contemplated by the December 31, 2015 Asset Purchase Agreement (which closing effective date was April 1, 2016) for cancellation (which cancellation occurred in October 2018), and released the Company from any and all claims which Segundo previously alleged were owed under the terms of the December 31, 2015 Asset Purchase Agreement. The Company and Segundo also provided each other full releases in connection with the December 31, 2015 Asset Purchase Agreement and Segundo agreed to indemnify the Company and hold it harmless against any claims made by the other sellers under the December 31, 2015 Asset Purchase Agreement.

IBC Bank Standstill Agreement

On August 3, 2018, the Company entered into an agreement in connection with the loan (the “Standstill Agreement”) with IBC Bank, which was effective August 1, 2018. Among other terms, described below, the Standstill Agreement was entered into to provide the Company sufficient time to close the transactions contemplated by the Sale Agreement. Pursuant to the Standstill Agreement:

(a)	The Company confirmed that certain defaults had occurred under the terms of the Real Estate Lien Note dated August 25, 2016 (the “Note”) in the original principal amount of $40,000,000 (which had an outstanding principal balance of approximately $36.9 million), entered into pursuant to the Loan Agreement dated August 25, 2016 (the “Loan Agreement” and together with the Note, and the other documents entered into evidencing, documenting and securing the Loan, the “Loan Documents”);

(b)	The Company, on behalf of it and its representatives, provided IBC Bank a release of all claims which it and such parties may have had as of the date of the Standstill Agreement;

(c)	The Company agreed to certain venue requirements in connection with any bankruptcy proceeding the Company may file or have filed against it in the future, agreed to waive certain automatic stays provided under applicable bankruptcy law and confirmed IBC Bank’s security interests;

(d)	IBC Bank agreed to stand still and not take any action to collect the indebtedness evidenced by the Loan Documents, prior to the earlier of (i) September 30, 2018, unless the closing date of the Sale Agreement is required to be extended due to no fault of the Company, due to the regulatory requirements of the Securities and Exchange Commission and/or NYSE American, in which case such date shall be automatically extended to no later than October 31, 2018, unless extended by both parties; or (ii) a default of the conditions of the stand still as set forth in the Standstill Agreement (collectively, the “Standstill Date”);

(e)	The Company agreed to certain conditions to the standstill, including:

(i)	Depositing all funds in excess of $5,000 with IBC Bank by 5:00 p.m. on Tuesday, August 7, 2018 (the “Deadline”);

(ii)	The Company pledging to IBC Bank prior to the Deadline, 87.5% of all of the Company’s right, title and interest to its assets located in Okfuskee County, Oklahoma and all wells, leasehold, mineral and surface interest, personal property, and all other property or assets located on or associated with said field owned by the Company that were recently purchased from Orion Energy (with the remaining 12.5% to be pledged to IBC Bank prior to the closing date of the Sale Agreement);

(iii)	Paying all of IBC Bank’s expenses and reasonable attorney fees in connection with the Note prior to the Deadline;

56

(iv)	Paying the June 2018 interest on the Note prior to the Deadline;

(v)	Paying the July 2018 interest on the Note prior to the Deadline;

(vi)	Agreeing to certain covenants and restrictions regarding the assets securing the Loan Documents during the stand still period; and

(vii)	Confirming that during the stand still period, the per annum interest rate of the Note will be 3% above the New York Prime Rate, subject to a floor of 5.5% per annum, with a beginning interest rate of 8% per annum.

(f)	IBC Bank agreed to allow the Company to undertake the transactions contemplated by the Sale Agreement, subject to the terms of the Standstill Agreement;

(g)	IBC Bank agreed, that if the Company was ready, willing and able to close the transactions contemplated by the Sale Agreement, but N&B Energy was not ready to close such transaction, on or before the Standstill Date (as extended), that it could surrender the assets planned to be sold pursuant to the Sale Agreement to IBC Bank (which may be undertaken pursuant to a foreclosure of such assets); and

(h)	That upon the closing of the transactions contemplated by the Sale Agreement or the surrender of such assets proposed to be sold pursuant to such Sale Agreement to IBC Bank (as discussed in (g) above), IBC Bank would pursue only the assets sold/surrendered, N&B Energy (if applicable) and the guarantors of the debt; enter into a novation and release in favor of the Company; and not pursue the Company for any deficiency in the amounts due under the Loan Documents, in each case subject to the terms and conditions of the Standstill Agreement.

First Amendment to Sale Agreement

Also on August 3, 2018, the Company and N&B Energy entered into a First Amendment to Asset Purchase Agreement (the “First Amendment”), which amended the terms of the Sale Agreement to (a) modify, clarify and replace certain of the exhibits to the original Sale Agreement, including the terms of the overriding royalty interests and production payment agreed to be granted to the Company as part of such Sale Agreement; (b) amend the Sale Agreement to remove the requirement that the Company obtain shareholder approval prior to the closing of such Sale Agreement; and (c) include a deadline of August 31, 2018 for N&B Energy’s due diligence under the Sale Agreement.

Additionally, in order to avoid the significant time required to file a proxy statement with the Securities and Exchange Commission, clear comments with the Securities and Exchange Commission, hold a meeting and obtain shareholder approval, and because such shareholder approval was not required pursuant to applicable law or the rules of the NYSE American, the Company’s management determined to not seek shareholder approval, but to instead seek a third-party opinion as to the fairness of the transaction to the Company’s shareholders.

Second Amendment to Sale Agreement

On September 24, 2018, the Company, N&B Energy and CE Operating, LLC, the Company’s wholly-owned subsidiary (“CE Operating”), entered into a Second Amendment to Asset Purchase Agreement (the “Second Amendment”), which amended the terms of the Sale Agreement. Pursuant to the Second Amendment, the Company, N&B Energy and CE Operating agreed (a) to clarify that all of the representations of the Company made in the Sale Agreement relating to portions of the Assets held in the name of CE Operating shall be deemed made by CE Operating and not the Company and that CE Operating shall be deemed a party to the Sale Agreement, solely in order to make such representations; and (b) to extend the deadline for closing the transactions contemplated by the Sale Agreement to September 26, 2018, or such other date as the Company and N&B shall agree upon in writing.

57

Assumption Agreement

On September 26, 2018, the Company entered into an Assumption Agreement (the “Assumption Agreement”) with IBC Bank; CE Operating; N&B Energy, which entity is affiliated with Richard N. Azar, II, the Company’s former Chief Executive Officer and former director (“Azar”), and Donnie B. Seay, the Company’s former director (“Seay”); Azar; RAD2 Minerals, Ltd., an entity owned and controlled by Azar (“RAD2”); Seay; and DBS Investments, Ltd., an entity owned and controlled by Seay. Azar, Seay, RAD2, and DBS are collectively referred to as the “Guarantors”.

Pursuant to the Assumption Agreement, N&B Energy agreed to assume all of the Company’s liabilities and obligations owed to IBC Bank under the Loan Documents, the amount due under and in connection which was secured by (a) an Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 25, 2016, covering all of the Company’s right, title and interest in and to certain oil, gas and mineral leases and/or minerals, mineral interests and estates located in Lincoln, Payne, and Logan Counties, Oklahoma; (b) an Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 1, 2018, covering all of the Company’s right, title, and interest in and to certain oil, gas, and mineral leases and/or mineral interests and estates located in Okfuskee County, Oklahoma (collectively, the “Orion Interests”); and (c) the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of August 25, 2016, covering the Company’s mineral interests located in Glasscock County, Texas (collectively, the “West Texas Properties”).

Additionally, pursuant to the Assumption Agreement, IBC Bank approved the transactions contemplated by the Sale Agreement and the assumption by N&B Energy of all of the amounts and liabilities which the Company owed to IBC Bank (the “IBC Obligations”) and N&B Energy agreed to assume all of the IBC Obligations. Finally, pursuant to the Assumption Agreement, IBC Bank released and forever discharged the Company and CE Operating and each of their current and former officers, directors, and shareholders, from all covenants, agreements, obligations, claims and demands of any kind, whether in law or at equity, which IBC Bank then had, arising out of or related to the amounts which the Company owed to IBC Bank under the Note, Loan Agreement or mortgages and/or under such documents or agreements, and further agreed to release the lien which IBC Bank then held on the West Texas Properties.

N&B Energy Sale Agreement Closing

On September 26, 2018, the transactions contemplated by the Sale Agreement closed and N&B Energy assumed all of the IBC Obligations (pursuant to the Assumption Agreement described above) and paid the Company $100 in cash, and the Company transferred ownership of the Assets to N&B Energy.

Notwithstanding the sale of the Assets, the Company retained its assets in Glasscock County and Hutchinson Counties, Texas and also retained a 12.5% production payment (effective until a total of $2.5 million has been received); a 3% overriding royalty interest in its existing Okfuskee County, Oklahoma asset; and retained an overriding royalty interest on certain other undeveloped leasehold interests, pursuant to an Assignment of Production Payment and Assignment of Overriding Royalty Interests.

The effective date of the Sale Agreement was August 1, 2018. The Assets were assigned “as is” with all faults.

As a result of the Assumption Agreement and the Sale Agreement, the Company reduced its liabilities by $37.9 million and its assets by approximately $12.1 million.

Discover Transactions

On October 5, 2017, the Company and the Investor, a greater than 5% shareholder of the Company, entered into a Stock Purchase Agreement, amended on March 2, 2018 (as amended, the “October 2017 Purchase Agreement”) pursuant to which the Company agreed to sell, pursuant to the terms thereof, 1,684 shares of our Series C Redeemable Convertible Preferred Stock (the “Series C Preferred Stock”) for $16 million (a 5% original issue discount to the face value of such shares), subject to certain conditions set forth therein.

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During the year ended March 31, 2018, the Company sold the Investor an aggregate of 633 shares of Series C Preferred Stock for $6 million under the terms of the October 2017 Purchase Agreement.

The Investor also agreed, pursuant to the amendment, that the conversion rate of conversion premiums pursuant to the Designation would remain 95% of the average of the lowest 5 individual daily volume weighted average prices during the applicable Measuring Period (as defined in the Designation of the Series C Preferred Stock), not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.05 per share of common stock, unless a triggering event has occurred, and that such $0.05 per share discount would not be adjusted in connection with the Company’s previously reported 1-for-25 reverse stock split affected on March 5, 2018.

During the three and six-month periods ended September 30, 2018, the Company sold 735 and 945 shares of Series C Preferred Stock pursuant to the terms of the October 2017 Purchaser Agreement, for total consideration of $7 million and $9 million, respectively. As of September 30, 2018 and March 31, 2018, there were 1,683 and 1,132 shares of Series C Preferred Stock outstanding, respectively.

During the three and six-month periods ended September 30, 2018, the Investor converted 143 and 394 shares of the Series C Preferred stock with a face value of $1.43 million and $3.94 million and was issued 17,601 and 48,494 shares of common stock and additional shares of common stock in dividend premium shares of 341,345 and 687,388, respectively and true ups on those and prior conversions for an aggregate of a total of 2,703,515 shares issued during the six months ended September 30, 2018.

On October 31, 2018, the Investor converted the entire $495,000 of principal owed under the terms of a convertible debenture, into an aggregate of 801,507 shares of common stock, including 6,093 shares of common stock issuable upon conversion of the principal amount thereof (at a conversion price of $81.25 per share), and 795,414 shares in connection with conversion premiums due thereon (at a conversion price, as calculated as provided in such debenture, of $1.523 per share). A total of 100,000 of such shares were issued to the Investor in connection with the conversion and the remaining shares were held in abeyance subject to the Investor’s 9.99% ownership limitation, to be issued from time to time, at the request of the Investor.

In October and November 2018, we entered into the October 2018 Purchase Agreement and November 2018 Purchase Agreement, as amended in December 2018, each as described in greater detail above under “Proposal 4”, beginning on page 24 and “Proposal 5”, beginning on page 30, respectively.

The entity which has provided the use of the Company’s Chief Financial Officer is providing our office space without charge to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during fiscal 2018 and through the date of the filing of our 2018 Annual Report, were timely made, except that Donnie B. Seay inadvertently failed to timely file a Form 3 in connection with his appointment as a member of the Board of Directors of the Company, and Richard N. Azar II, inadvertently failed to timely report eight transactions on Form 4.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

59

Code of Ethics

The Company adopted a Code of Ethics that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Code of Ethics has been reviewed and approved by the Board.

You can access our Code of Conduct on our website at www.camber.energy, and any stockholder who so requests may obtain a free copy of our Code of Ethics by submitting a written request to our Secretary.

We intend to disclose any amendments to our Code of Ethics and any waivers with respect to our Code of Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.camber.energy within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees.

Whistleblower Protection Policy

The Company adopted a Whistleblower Protection Policy that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board.

You can access our Whistleblower Policy on our website at www.camber.energy, and any stockholder who so requests may obtain a free copy of our Whistleblower Policy by submitting a written request to our Secretary. The Whistleblower Policy has been reviewed and approved by the Board.

Dissenters’ Rights

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the Proposals.

Other Matters

Our Annual Report to Stockholders on Form 10-K covering the fiscal year ended March 31, 2018, our Quarterly Reports on Form 10-Q and other information are available on our website (www.camber.energy) and may also be obtained by calling (210) 998-4035 or writing to the address below:

Camber Energy, Inc.

1415 Louisiana, Suite 3500

Houston, TX 77002

Attn: Secretary

The persons designated to vote shares covered by our Board’s proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

Stockholder Proposals for 2020 Annual Meeting of Stockholders and 2020 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2020 fiscal year Annual Meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002, not earlier than the close of business on October 22, 2019, and not later than the close of business on November 21, 2019, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2020 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after February 19, 2020. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2020 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

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The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Nominations for Directors

The Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Documents Incorporated by Reference

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with “Proposal 4 -Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on October 29, 2018, and to approve the terms of such October 2018 Stock Purchase Agreement”, beginning on page 24, “Proposal 5 - Approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon which can be sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on November 23, 2018, and to approve the terms of such November 2018 Stock Purchase Agreement, as amended”, beginning on page 30, and “Proposal 8 - Approval of the Issuance of Up to 40,000 Shares of Common Stock Upon the Exercise of Warrants to Purchase 40,000 Shares of Common Stock Granted to Our Former CEO as Part of a Separation and Release Agreement”, beginning on page 43, of this Proxy Statement are incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended March 31, 2018, as filed with the SEC on July 2, 2018, a copy of which has been made available with this Proxy Statement, and specifically to the sections included therein entitled as follows: (i) “Selected Financial Data”; (ii) “Financial Statements and Supplementary Data”; (iii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iv) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; and (v) “Quantitative and Qualitative Disclosures About Market Risk”.  We are delivering to security holders with this Proxy Statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.

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Sincerely,

/s/ Louis G. Schott
Louis G. Schott
Interim Chief Executive Officer

Houston, Texas

January 9, 2019

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APPENDIX A

*090204*

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Camber Energy, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
Article Four Capital Stock is deleted and replaced in its entirety with Article Four set forth on the attachment hereto (which shall have no effect on any previously designated series of preferred stock)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

A-1

5. Signature: (required)

X
Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15

A-2

ARTICLE FOUR. CAPITAL STOCK

A.	General Authorization.

The Corporation has the authority to issue Two Hundred and Sixty Million (260,000,000) shares of stock consisting of:

(1)	Common Stock. Two Hundred and Fifty Million (250,000,000) shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and

(2)	Preferred Stock. Ten Million (10,000,000) shares of Preferred Stock having a par value of $0.001 per share (the “Preferred Stock”).

All capital stock when issued shall be fully paid and nonassessable. No holder of shares of stock of this Corporation is entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter issue.

B.	Common Stock.

(1)	Number of Shares. The Common Stock shall consist of Two Hundred and Fifty Million (250,000,000) shares.

(2)	Voting. Except as provided in these Articles of Incorporation or by applicable law, each holder of Common Stock is entitled to one vote for each share of Common Stock held of record on all matters as to which Common Stockholders are entitled to vote, which voting rights shall not be cumulative in any election of Directors.

(3)	Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Nevada, the Common Stockholders shall have all other rights of stockholders.

C.	Preferred Stock.

Subject to the terms contained in any designation of a series of Preferred Stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of Preferred Stock of the Corporation:

(1)	The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;

(2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

(3)	The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

(4)	Whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

A-3

(5)	The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(6)	Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(7)	Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

(8)	The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Common Stock or shares of stock of any other class or any other series of the same class;

(9)	The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

(10)	The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters;

(11)	Facts or events to be ascertained outside the articles of incorporation of the Corporation, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment;

(12)	Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of the Articles of Incorporation of this Corporation, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

A-4

APPENDIX B

*090204*

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Camber Energy, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
Article Four Capital Stock is deleted and replaced in its entirety with Article Four set forth on the attachment hereto (which shall have no effect on any previously designated series of preferred stock)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

B-1

5. Signature: (required)

X
Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15

B-2

ARTICLE FOUR. CAPITAL STOCK

A.	General Authorization.

The Corporation has the authority to issue Two Hundred and Sixty Million (260,000,000)1 shares of stock consisting of:

(1)	Common Stock. Two Hundred and Fifty Million (250,000,000)[1] shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and

(2)	Preferred Stock. Ten Million (10,000,000) shares of Preferred Stock having a par value of $0.001 per share (the “Preferred Stock”).

All capital stock when issued shall be fully paid and nonassessable. No holder of shares of stock of this Corporation is entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter issue.

B.	Common Stock.

(1)	Number of Shares. The Common Stock shall consist of Two Hundred and Fifty Million (250,000,000)[1] shares.

(2)	Voting. Except as provided in these Articles of Incorporation or by applicable law, each holder of Common Stock is entitled to one vote for each share of Common Stock held of record on all matters as to which Common Stockholders are entitled to vote, which voting rights shall not be cumulative in any election of Directors.

(3)	Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Nevada, the Common Stockholders shall have all other rights of stockholders.

C.	Preferred Stock.

Subject to the terms contained in any designation of a series of Preferred Stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of Preferred Stock of the Corporation:

(1)	The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;

(2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

(3)	The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

(4)	Whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

1 [Assuming that Proposal 2 is approved.]

B-3

(5)	The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(6)	Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(7)	Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

(8)	The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Common Stock or shares of stock of any other class or any other series of the same class;

(9)	The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

(10)	The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters;

(11)	Facts or events to be ascertained outside the articles of incorporation of the Corporation, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment;

(12)	Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of the Articles of Incorporation of this Corporation, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date set forth under “Effective date and time of filing” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), every [5 to 25, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s common stock (but not any shares of Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of common stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [5 to 25, depending on the final ratio approved by the Board of Directors] , subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that

B-4

represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock (except to the extent such split adjusts the conversion ratio thereof) or the par value thereof as set forth above in the preceding paragraphs.

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APPENDIX C

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made and entered into on October 26, 2018 (“Effective Date”), by and between Camber Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears on the signature page hereto (“Investor”).

Recitals

A.       The parties desire that, upon the terms and subject to the conditions herein, Investor will purchase $3.5 million in shares of Series C Redeemable Convertible Preferred Stock of the Company; and

B.       The offer and sale of the Securities provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as an offshore private placement of restricted securities pursuant to Regulation S and Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

I.             Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1 or the other Transaction Documents.

II.           Purchase and Sale.

A.        Purchase Amount. Subject to the terms and conditions herein and the satisfaction of the conditions to Closings set forth below, Investor hereby irrevocably agrees to purchase 369 Preferred Shares of Company at $10,000.00 per share with a 5.0% original issue discount (“OID”) for the sum of $3,500,000.00 (“Purchase Amount”).

B.        Deliveries. The following documents will be fully executed and delivered at the Closing:

1.       This Agreement;

2.       Legal Opinion, in the form attached hereto as Exhibit 2;

3.       Officer’s Certificate, in the form attached hereto as Exhibit 3;

4.       Secretary’s Certificate, in the form attached hereto as Exhibit 4; and

5.       A stock certificate or transfer Agent book entry for the number of purchased Preferred Shares in the name of Investor.

C.        Closing Conditions. The consummation of the transactions contemplated by this Agreement (the “Closing”) is subject to the satisfaction of each of the following conditions:

1.       All documents, instruments and other writings required to be delivered by Company to Investor pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.       The Common Stock is listed for and currently trading on the same or higher Trading Market and, subject to Section IV.L below and there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market;

3.       The representations and warranties of Company and Investor set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

4.       Except for those prior breaches known or identified by Investor prior to the Effective Date, no material breach or default has occurred under any Transaction Document or any other agreement between Company and Investor;

5.       The Company has duly authorized shares of Common Stock reserved for issuance to Investor in an amount equal to thrice the number of shares sufficient to immediately issue all Conversion Shares potentially issuable under this Agreement and any other agreements with Investor at such time;

6.       There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, other than Approval, nor is there any completed, pending, threatened or, to Company’s knowledge, contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading, or resale of any Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, in progress, pending, threatened or, to Company’s knowledge, contemplated by any person other than Investor or any Affiliate of Investor, that seek to enjoin or prohibit the transactions contemplated by this Agreement; and

7.       Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing.

D.       Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Company will issue and sell to Investor and Investor will purchase 369 Preferred Shares by payment to Company of $3,500,000.00, by wire transfer of immediately available funds to an account designated by Company.

III.          Representations and Warranties.

A.        Representations Regarding Transaction. Except as set forth under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.       Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending or, to the knowledge of Company, contemplated or threatened proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.       Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

3.       No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Shares and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any material property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

4.       Litigation. Except as set forth in Schedule III.A.4, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending, threatened, or, to the knowledge of Company, contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the issuance, listing, trading, or resale of any Shares on the Trading Market. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

5.       Filings, Consents and Approvals. Except as set forth in Schedule III.A.5, neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.       Issuance of Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

7.       Disclosure; Non-Public Information. Company will issue a press release and timely file a current report on Form 8-K (“Current Report”) by 8:30 am Eastern time on the Trading Day after the Effective Date describing the material terms and conditions of this Agreement, a copy of which will be provided to Investor prior to the Effective Date. All information that Company has provided to Investor that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except with respect to information that will be, and only to the extent that it actually is, timely publicly disclosed by Company pursuant to the foregoing sentence, neither Company nor any other Person acting on its behalf has provided Investor or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Disclosure Schedules hereto. No information contained in the Disclosure Schedules constitutes material non-public information. There is no adverse material information regarding Company that has not been publicly disclosed prior to the Effective Date. Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of Company. All disclosure provided to Investor regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules, furnished by or on behalf of Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8.         No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

9.         Financial Condition. Except as set forth on Schedule III.A.9, the Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt.

10.       Section 5 Compliance. No representation or warranty or other statement made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11.       Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Preferred Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

12.       Acknowledgments Regarding Investor. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

a.       Investor is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider, control person, to Company’s knowledge, 10% or greater shareholder, or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

b.       Investor and Investor’s representatives have not made and do not make any representations, warranties or agreements with respect to the Shares, this Agreement, or the transactions contemplated by the Transaction Documents other than those specifically set forth in Section III.C below; Company has not relied upon, and expressly disclaims reliance upon, any and all written or oral statements or representations made by any persons prior to this Agreement;

c.       The conversion of Preferred Shares and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

d.       Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Investor nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Investor nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Investor’s purchase of the Shares.

13.       Prior Agreements. Investor has at all times fully and completely complied in all respects with the Prior Agreements. All Delivery Notices and all calculations relating to the Prior Agreements provided to Company by Investor or its representatives prior to the Effective Date of this Agreement were and are fully correct and accurate in all respects. All Delivery Notices and calculations provided to Company by Investor or its representatives prior to the Effective Date are hereby acknowledged and deemed to be correct for any and all purposes.

14.       Approval. Following the closing, the Company will obtain an exception to any shareholder approval requirement from NYSE American or obtain shareholder approval.

15.       No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

16.       Offshore Transaction. Company has not, and will not, engage in any directed selling efforts in the United States in respect of the Shares. Company and its Affiliates have complied, and will comply, with the offering restriction requirements of Regulation S. Company has offered, and will offer, the Shares only to Investor.

17.     Shell Status. Company is not now and has never been a shell company as defined in Rule 12b-2 of the Exchange Act.

B.        Representations Regarding Company. Except as set forth in any Public Reports or attached exhibits as of the Effective Date, or under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.       Capitalization. The capitalization of the Company as of the Effective Date is as described in the Public Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Shares, the Prior Securities, or as otherwise disclosed on Schedule III.B.1, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Shares will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Investor, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed on Schedule III.B.1, no further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

2.       Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports or the corresponding section of the Disclosure Schedules. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.       Public Reports; Financial Statements. The Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.       Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, except as disclosed on Schedule III.B.4, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

5.       Litigation. Except as disclosed on Schedule III.B.8, there is no Action completed, pending, threatened or, to the knowledge of Company, contemplated, that would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any director or officer thereof, nor to the knowledge of Company any greater than 5% shareholder or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not pending or threatened, or to the knowledge of Company, is not contemplated, any investigation by the Commission, Department of Justice or law enforcement involving Company or any current or former director or officer of Company, or to the knowledge of Company greater than 5% shareholder of Company.

6.       No Bankruptcy. There has not been any petition or application filed, or any judicial or administrative proceeding commenced which has not been discharged, by or against the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no assignment has been made by the Company or any Subsidiary for the benefit of creditors.

7.       Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

8.       Compliance. Except as disclosed on Schedule III.B.8 with regard to the initial Closing only, neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

9.       Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

10.     Title to Assets. Except as disclosed on Schedule III.B.10, Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which Company and each Subsidiary are in compliance.

11.     Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to do so have would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

12.     Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company’s knowledge, such insurance contracts and policies are accurate and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

13.       Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

14.       Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company’s disclosure controls and procedures based on their evaluations as of the evaluation date. Since the date of the most recently filed periodic Public Report, there have been no significant changes in Company’s internal accounting controls or its disclosure controls and procedures or, to Company’s knowledge, in other factors that could materially affect Company’s internal accounting controls or its disclosure controls and procedures.

15.       Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision, Investor will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

16.       Registration Rights. Except as disclosed on Schedule III.B.16 no Person has any right to cause Company to effect the registration under the Act of any securities of Company.

17.       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed on Schedule III.B.17, Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

18.       Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company’s issuance of the Shares and Investor’s ownership of the Shares.

19.       Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

20.       Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

21.       Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

22.       No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

23.       Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary, except such as would not reasonably be expected to result in a Material Adverse Effect.

24.       Computer and Technology Security. Company has taken all reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of the information technology systems.

25.       Data Privacy. Company has: (a) complied with, and is presently in compliance with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

C.        Representations and Warranties of Investor. Investor hereby represents and warrants to Company as of the Closing as follows:

1.         Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.         Investor Status. At the time Investor was offered the Preferred Shares, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof; and (c) not a U.S. Person, and is not acquiring the Preferred Shares for the account or beneficial ownership of any U.S. Person.

3.         Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4.         Ownership. Investor is acquiring the Preferred Shares as principal for its own account. Investor will not engage in hedging transactions with regard to the Conversion Shares unless in compliance with the Act. Investor will not resell, transfer or assign the Preferred Shares, and will resell the Conversion Shares only pursuant to registration under the Act or an available exemption therefrom.

5.         No Short Sales. Neither Investor nor any Affiliate holds any short position in, nor has engaged in any Short Sales of the Common Stock, or engaged in any hedging transactions with regard to the Shares prior to the Effective Date.

IV.           Securities and Other Provisions.

A.       Investor Due Diligence. Investor will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

B.       Furnishing of Information. For as long as Investor owns any Shares, Company will timely file all reports required to be filed by Company pursuant to the Exchange Act. As long as Investor owns any Shares, Company will prepare and make publicly available such information as is required for Investor to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Investor owns any Shares, Company will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

C.       Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Shares to Investor for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

D.       Disclosure and Publicity. Company will provide to Investor for review and approval prior to filing or issuing any current, periodic or public report, proxy or registration statement, press release, public statement or communication relating to or referencing Investor, any Transaction Documents or the transactions contemplated thereby.

E.        Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving Shares under the Transaction Documents or under any other agreement between Company and Investor. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

F.        No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that Company believes or reasonably should believe may constitute material non-public information. Neither Investor nor any Affiliate of Investor has or will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Investor will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Conversion Shares.

G.        Indemnification of Investor.

1.         Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Investor, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Investor Parties” and each a “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action by a creditor or stockholder of Company who is not an Affiliate of an Investor Party, challenging the transactions contemplated by the Transaction Documents; provided, however, that Company will not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Investor Party’s unexcused material breach of an express provision of this Agreement or another Transaction Document.

2.         Procedure for Indemnification. If any action will be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Investor Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Investor Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Investor Parties such that it would be inappropriate for one counsel to represent Company and Investor Parties. Company will not be liable to Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents. In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Investor Parties.

3.         Other than the liability of Investor to Company for uncured material breach of the express provisions of this Agreement, no Investor Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Shares under this Agreement.

H.       Shareholder Approval. Company will file a preliminary proxy within 30 days after the Effective Date for stockholder approval of this Agreement and the issuance of the Conversion Shares, (“Approval”), set a meeting for the first reasonable date after clearing Commission comments, and use its commercially reasonable best efforts to obtain Approval by its next annual meeting of stockholders. Company, its board of directors, and each of its officers and directors will vote all common shares owned or controlled by them and all proxies given to them in favor of the proposal. Company will at all times maintain a reserve from its duly authorized Common Stock for issuance pursuant to the Transaction Documents authorized shares of Common Stock in an amount equal to thrice the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time.

I.         Activity Restrictions. Investor hereby grants an irrevocable proxy to Company’s board of directors to vote all Conversion shares beneficially owned or controlled by Investor as of the record date in favor of Approval. Except for the foregoing, for so long as Investor or any of its Affiliates holds any Shares, neither Investor nor any Affiliate will: (1) vote any shares of Common Stock beneficially owned or controlled by it, sign or solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of Company; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

J.        No Shorting. Provided no Trigger Event has occurred, for so long as Investor holds any Shares, neither Investor nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, selling against delivery of Conversion Shares after delivery of a Conversion Notice is not a Short Sale. There will be no restriction or limitation of any kind on Investor’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion. Investor may not sell, transfer or assign any Preferred Shares or any of its rights under this Agreement.

K.       Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

L.        Subsequent Financings. As long as Investor holds any Preferred Shares, Company will not: (1) enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company; (2) issue or enter into or amend an agreement pursuant to which it may issue any shares of Common Stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or (3) issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of Common Stock (a) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of the security or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. For sake of clarity, Company may enter into an unregistered financing of debt or restricted stock at any fixed price with no registration rights.

M.       Principal Market. Company will timely submit all necessary notification and supporting documentation required for the listing of all possible Conversion Shares with NYSE American and will use its commercially reasonable best efforts to obtain approval to list the Conversion Shares as soon as practicable.

N.       Restrictive Legend. The Shares have not been registered under the Act and may not be resold in the United States unless registered or an exemption from registration is available. Company is required to refuse to register any transfer of the Conversion Shares not made pursuant to registration under the Act or an available exemption from registration. Upon the issuance thereof, and only until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED unless in compliance with the ACT.

Certificates representing Conversion Shares will be issued without such legend or at Investor’s option issued by electronic delivery at the applicable balance account at DTC, if either (i) the Conversion Shares are registered for resale under the Act, or (ii) Investor provides an opinion of its counsel to the effect that the Conversion Shares may be issued without restrictive legend.

O.      Prior Securities. Investor acknowledges and agrees that a Trigger Event occurred with respect to all of the Prior Securities. Investor acknowledges and agrees that, as of the Effective Date, no Trigger Event has occurred with respect to the Preferred Shares being issued pursuant to this Agreement.

P.       Repurchase Right. Provided Company has not materially breached this Agreement, Company may at any time, in its sole and absolute discretion, repurchase from Investor all, but not less than all, then outstanding Preferred Shares issued pursuant to this Agreement by paying to Investor 110.0% of the aggregate Face Value of all such shares, by wire transfer of immediately available funds to an account designated by Investor.

Q.      Piggyback Registration Rights. Company will include on the next registration statement Company files with the Commission, or on the subsequent registration statement if such registration statement is withdrawn, all potentially issuable Conversion Shares.

R.       Right of First Refusal. If at any time while any Preferred Shares are outstanding, Company has a bona fide offer of equity capital or financing from any person, that Company intends to act upon, then Company must first offer such opportunity to Investor to provide such capital or financing to Company on the same terms as each respective person’s terms. Except as otherwise provided in any Transaction Documents, should Investor be unwilling or unable to provide such capital or financing to Company within 10 Trading Days from Investor’s receipt of written notice of the offer from Company, then Company may obtain such capital or financing from that respective person upon the exact same terms and conditions offered by Company to Investor, which transaction must be completed within 90 days after the date of the notice. If Company does not receive the capital or financing from the respective person within 90 days after the date of the respective notice, then Company must again offer the capital or financing opportunity to Investor as described above, and the process detailed above shall be repeated. Notwithstanding anything to the contrary in the foregoing, this provision shall not apply to a debt financing that is not convertible to stock.

S.       Favored Nations. So long as any Preferred Shares are outstanding, upon any issuance by Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then Company will notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the transaction documents with Investor. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion look back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

T.       Use of Proceeds. The proceeds from the Purchase Amount will be used by Company as set forth in the Disclosure Schedule.

V.            General Provisions.

A.       Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

B.       Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.       No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Investor Parties described in Section IV.G, a Person who is not a party to this Agreement will not have any rights under the Contracts (Rights of Third Parties) Law, 2014 of the Cayman Islands to enforce any term of this Agreement or any Transaction Document.

D.       Fees and Expenses. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Investor’s counsel solely represents Investor, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale or issuance of the Shares to Investor.

E.       Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

F.       Replacement of Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

G.       Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the Cayman Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H.       Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Investor or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS International, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and Procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Investor may in its sole discretion bring an action in the U.S. District Court for the Southern District of Texas or the Southern District of New York in aid of arbitration.

I.       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws. Without limitation of the foregoing, Company acknowledges and agrees that the rights and benefits of Investor pursuant to Section I.G.1. of the Certificate of Designations are unique and that no adequate remedy exists at law if Company breaches or fails timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Investor, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Investor, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Investor to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any opposition or appeal by Company or on its behalf will be immediately and automatically dismissed. In addition, Company acknowledges and agrees that it would have an adequate remedy at law for any violation of Section I.G.1. of the Certificate of Designations by Investor, that it would not be difficult to determine the amount of damages resulting therefrom, that it would not cause irreparable injury to Company, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Company will not be entitled any equitable relief to restrain the provisions thereof, including without limitation preventing Investor, Investor’s brokers or Company’s transfer agent from issuing, receiving or reselling Conversion Shares. Company hereby absolutely, unconditionally and irrevocably waives all rights to bring any action, motion, application or request to enjoin any issuance of Conversion Shares, and any action or motion by Company or on its behalf will be immediately and automatically dismissed. Nothing provided for in this provision will limit either party’s ability to recover monetary damages.

J.       Payment Set Aside. To the extent that Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.       Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof.

L.       Time of the Essence. Time is of the essence with respect to all provisions of this Agreement and all Transaction Documents.

M.      Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Shares until all Preferred Shares issued to Investor have been converted or repurchased. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

N.       Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

O.       Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P.       Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Q.       Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

CAMBER ENERGY, INC.

By:
Name:
Title:

Investor:

Investor Name

By:
Name:
Title:

Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Stock Purchase Agreement.

“Approval” has the meaning set forth in Section IV.H.

“Certificate of Designations” means the Certificate of Designation for Series C Redeemable Convertible Preferred Stock filed by Company with the Secretary of State of the State of Nevada on August 25, 2016, Document Number 00010398344-82.

“Closing” has the meaning set forth in Section II.D.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Preferred Shares, including Common Stock that must be issued upon conversion of any Preferred Shares, and Common Stock that must or may be issued in payment of any Dividends or Conversion Premium (as defined in the Certificate of Designations).

“Disclosure Schedules” means the disclosure schedules of Company delivered concurrently herewith. The Disclosure Schedules will contain no material non-public information.

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Effective Date” has the meaning set forth in the first paragraph of the Agreement.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $500,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP.

“Intellectual Property Rights” has the meaning set forth in Section III.B.10.

“Legal Opinion” has the meaning set forth in Section I.B.3.

“Liens” means (a) a lien, charge, security interest or encumbrance in excess of $500,000, or (b) a right of first refusal, preemptive right or other restriction (other than restrictions under securities laws).

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, or (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, or (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or (d) the sale, issuance, registration, listing, resale and trading on the Trading Market of the Conversion Shares.

“Material Permits” has the meaning set forth in Section III.B.8.

“Officer’s Certificate” has the meaning set forth in Section II.B.4.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Preferred” means the Series C Redeemable Convertible Preferred Stock of the Company.

“Preferred Shares” means the shares of Preferred Stock to be issued to Investor pursuant to this Agreement.

“Prior Agreements” means all Stock Purchase Agreements and Securities Purchase Agreements for the sale of the Prior Securities, and all Transaction Documents related thereto.

“Prior Securities” include the $530,000 face amount redeemable convertible subordinated debenture, $4.5 million common stock purchase warrant, and all shares of Preferred previously issued in connection with the Prior Agreements.

“Public Reports” includes all reports filed or required to be filed by Company under the Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two full fiscal years preceding the Effective Date and thereafter.

“Purchase Amount” has the meaning set forth in Section II.A.1.

“Investor” has the meaning set forth in the first paragraph of the Agreement.

“Regulation D” means Regulation D under the Securities Act and the rules promulgated by the Commission thereunder.

“Regulation S” means Regulation S under the Securities Act and the rules promulgated by the Commission thereunder.

“Secretary’s Certificate” has the meaning set forth in Section II.B.5.

“Shares” include the Preferred Shares and the Conversion Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Certificate of Designations.

“Transaction Documents” means this Agreement, the Certificate of Designations, and the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

“U.S. Person” has the meaning set forth in Regulation S

Exhibit 2

Legal Opinion

1.       The Company is a corporation validly existing and in good standing under the laws of the state of its incorporation.

2.       The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, to sell and issue the Shares under the Purchase Agreement and to issue the Common Stock issuable upon conversion of the Shares pursuant to the Certificate of Designations (the “Conversion Shares”).

3.       The Shares have been duly authorized by the Company, and upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, the Shares will be validly issued, fully paid and nonassessable. The Conversion Shares issuable upon conversion of the Shares have been duly authorized and reserved for issuance, and upon issuance and delivery upon conversion thereof in accordance with the terms of the Certificate of Designations, will be validly issued, fully paid and nonassessable. The rights, preferences and privileges of the Shares are as stated in the Certificate of Designation. Such issuance of the Shares and the Conversion Shares will not be subject to any statutory or, to our knowledge, contractual preemptive rights of any stockholder of the Company.

4.       The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company.

5.       Each Transaction Document constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.       The execution and delivery of the Transaction Documents by the Company does not, and the Company’s performance of its obligations thereunder will not (a) violate the Certificate of Incorporation or the Bylaws, each as in effect on the date hereof, (b) violate in any material respect any federal or Nevada state law, rule or regulation, or judgment, order or decree of any state or federal court or governmental or administrative authority, in each case that, to our knowledge, is applicable to the Company or its properties or assets (except to the extent such violation would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents), or (c) to our knowledge, require the authorization, consent, approval of or other action of, notice to or filing or qualification with, any Nevada state or federal governmental authority, except (i) as have been, or will be prior to the Closing, duly obtained or made, (ii) any filings which may be required under applicable federal securities, state securities or blue sky laws, and (iii) the filing and effectiveness of the Registration Statement, except to the extent failure to be so obtained or made would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or its ability to consummate the transactions contemplated under the Transaction Documents.

7.       The Company is not, and immediately after the consummation of the transactions contemplated by the Transaction Documents will not be, an investment company within the meaning of Investment Company Act of 1940, as amended.

8.       To our knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

Exhibit 3

Form of Officer’s Certificate

CAMBER ENERGY, INC.

October 26, 2018

The undersigned hereby certifies that:

The undersigned is the duly appointed Chief Executive Officer of Camber Energy, Inc., a Nevada corporation (“Company”).

This Officer’s Certificate (“Certificate”) is being delivered to Discover Growth Fund (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated October 26, 2018, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

The representations and warranties of Company set forth in Sections III.A and III.B of the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct in all material respects as of such particular date), and no default has occurred under the Agreement, or any other agreement with Investor or any Affiliate of Investor.

Company is not, and will not be as a result of the Closing, in default of the Agreement, any other agreement with Investor or any Affiliate of Investor.

All of the conditions to the Closing required to be satisfied by Company prior to the Closing have been satisfied in their entirety.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth above.

Signed:
Name:
Title:

Exhibit 4

Form of Secretary’s Certificate

October 26, 2018

The undersigned hereby certifies that:

The undersigned is the duly appointed Secretary of Camber Energy, Inc., a Nevada corporation (the “Company”).

This Secretary’s Certificate (“Certificate”) is being delivered to Discover Growth Fund (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated October 26, 2018, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date set forth above.

Signed:
Name:
Title:

APPENDIX D

150103

Filed in the office of	Document Number
Barbara K. Cegavske	00010398344-82
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 08/25/2016 2:11 PM
	Entity Number C31179-2003

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of corporation:

LUCAS ENERGY, INC. [C31179-2003]

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

3. Effective date of filing: (optional)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 1-5-15

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LUCAS ENERGY, INC.

CERTIFICATE OF DESIGNATIONS OF PREFERENCES, POWERS,
RIGHTS AND LIMITATIONS
OF
SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK

The undersigned, Anthony C. Schnur, hereby certifies that:

1.          The undersigned is the Chief Executive Officer and Acting Chief Financial Officer, respectively, of Lucas Energy, Inc., a Nevada corporation (the “Corporation”);

2.          The Corporation is authorized to issue 10,000,000 shares of preferred stock, $0.001 par value, of which (i) 2,000 shares are designated as Series A convertible preferred stock, of which 500 shares are issued and outstanding, and (ii) 3,000 shares are designated as Series B redeemable convertible preferred stock (the “Series B Preferred Stock”), of which no shares are issued and outstanding; and

3.          The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 10,000,000 shares, $0.001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, powers, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series C Redeemable Convertible Preferred Stock, which will consist of up to 5,000 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

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NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash, notes or exchange of other securities, rights or property and does hereby fix and determine the powers, rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

I.            Terms of Preferred Stock.

A.           Designation and Amount. A series of Preferred Stock is hereby designated as the Corporation’s Series C Redeemable Convertible Preferred Stock, par value of $0.001 per share (the “Series C Preferred Stock”), the number of shares of which so designated are 5,000 shares of Series C Preferred Stock; which Series C Preferred Stock will not be subject to increase without any consent of the holders of the Series C Preferred Stock (each a “Holder” and collectively, the “Holders”) that may be required by applicable law.

B.           Ranking and Voting.

1.          Ranking. The Series C Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior to the Corporation’s Common Stock, $0.001 par value per share (“Common Stock”); (b) pari passu with respect to the Series B Preferred Stock; (c) senior, pari passu or junior with respect to any other series of Preferred Stock, as set forth in the Certificate of Designations of Preferences, Powers, Rights and Limitations with respect to such Preferred Stock; and (d) junior to all existing and future indebtedness of the Corporation. Without the prior written consent of the Holders of a majority of the outstanding shares of Series C Preferred Stock (voting separately as a single class), the Corporation may not issue any additional shares of Series C Preferred Stock or, other than shares of Series B Preferred Stock issued in the Acquisition, any other Preferred Stock (other than the Series B Preferred Stock) that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of 1 year after the earlier of such date (i) a registration statement is effective and available for the resale of all Conversion Shares, or (ii) Securities Act Rule 144 is available for the immediate unrestricted resale of all Conversion Shares.

2.          Voting. Except as required by applicable law or as set forth herein, the holders of shares of Series C Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all the Company’s property, business and undertaking; and (f) during the winding-up of the entity.

C.           Dividends.

1.          Commencing on the date of the issuance of any such shares of Series C Preferred Stock (each respectively an “Issuance Date”), each outstanding share of Series C Preferred Stock will accrue cumulative dividends (“Dividends”), at a rate equal to 6.0% per annum, subject to adjustment as provided in this Certificate of Designations (“Dividend Rate”), of the Face Value. Dividends will be payable with respect to any shares of Series C Preferred Stock upon any of the following: (a) upon redemption of such shares in accordance with Section I.F; (b) upon conversion of such shares in accordance with Section I.G; and (c) when, as and if otherwise declared by the board of directors of the Corporation.

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2.          Dividends, as well as any applicable Conversion Premium payable hereunder, will be paid: (a) in the Corporation’s sole and absolute discretion, immediately in cash; or (b) if Corporation notifies Holder it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 1 Trading Day after the Notice Time, for any reason whatsoever, in shares of Common Stock valued at (i) if there has never been a Trigger Event, (A) 95.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed (B) 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (ii) following any Trigger Event, (A) 85.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by Holder, less $0.10 per share of Common Stock, not to exceed (B) 85.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock. In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Certificate of Designations will be paid by wire transfer of immediately available funds to an account designated by Holder.

3.          So long as any shares of Series C Preferred Stock are outstanding, the Company will not repurchase shares of Common Stock other than as payment of the exercise or conversion price of a convertible security or payment of withholding tax, and no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock, except for Purchase Rights.

D.           Protective Provision.

1.          So long as any shares of Series C Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series C Preferred Stock then outstanding (voting separately as one class), (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series C Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series C Preferred Stock or (v) enter into any agreement with respect to the foregoing.

2.          A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except (i) any such merger or consolidation involving the Corporation or a subsidiary in which the Corporation is the surviving or resulting corporation, (ii) any merger effected exclusively to change the domicile of the Corporation, (iii) any transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain more than 50% of the total voting power of such surviving entity, or (iv) the Acquisition; (b) Corporation issues convertible or equity securities that are senior to the Series C Preferred Stock in any respect, (c) Holder does not receive the number of Conversion Shares stated in a Delivery Notice with 5 Trading Days of the Notice Time; (d) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 10 or more consecutive trading days; (e) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

D-4

3.          The Corporation will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E, and the required amount is paid to Holder prior to or upon closing, effectuation or occurrence of the Deemed Liquidation Event.

E.           Liquidation.

1.          Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, prior to any distribution or payment made to the holders of Preferred Stock or Common Stock by reason of their ownership thereof, the Holders of Series C Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series C Preferred Stock equal to $10,000.00 (“Face Value”), plus an amount equal to any accrued but unpaid Dividends thereon (collectively with the Face Value, the “Liquidation Value”).

2.          If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series C Preferred Stock are not paid in full, the holders of shares of Series C Preferred Stock will share equally and ratably with the holders of shares of Preferred Stock and Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled.

3.          If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then the assets distributable to the Holders will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F.           Redemption.

1.          Corporation’s Redemption Option. On the Dividend Maturity Date, the Corporation may redeem any or all shares of Series C Preferred Stock by paying Holder in cash an amount per share equal to 100% of the Liquidation Value for the shares redeemed.

D-5

2.          Early Redemption. Prior to the Dividend Maturity Date, provided that no Trigger Event has occurred, the Corporation will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of the shares of Series C Preferred Stock then outstanding by paying Holder in cash an amount per share of Series C Preferred Stock (the “Early Redemption Price”) equal to the sum of the following: (a) 100% of the Face Value, plus (b) the Conversion Premium, minus (c) any Dividends that have been paid, for each share of Series C Preferred Stock redeemed.

3.          Credit Risk Adjustment.

             a.          The Dividend Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

             b.          The Dividend Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Dividend Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

             c.          The adjusted Dividend Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Dividend, as applicable, and the amount of Dividends owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

4.          Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or upon closing or occurrence of any Deemed Liquidation Event, the Corporation will prior to or concurrently with the closing, effectuation or occurrence any such action, redeem the Series C Preferred Stock for cash, by wire transfer of immediately available funds to an account designated by Holder, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Dividend Maturity Date, or at the Liquidation Value if the event is on or after the Dividend Maturity Date.

5.          Mechanics of Redemption. In order to redeem any of the Holders’ Series C Preferred Stock then outstanding, the Corporation must deliver written notice (each, a “Redemption Notice”) to each Holder setting forth (a) the number of shares of Series C Preferred Stock that the Corporation is redeeming, (b) the applicable Dividend Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. Upon receipt of full payment in cash for a complete redemption, each Holder will promptly submit to the Corporation such Holder’s Series C Preferred Stock certificates. In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment. For the avoidance of doubt, the delivery of a Redemption Notice will not affect Holder’s rights under Section I.G until after receipt of cash payment by Holder at the required time.

D-6

G.           Conversion.

1.            Mechanics of Conversion.

a.          One or more shares of the Series C Preferred Stock may be converted, in part or in whole, into shares of Common Stock, at any time or times after the Issuance Date, in the sole and absolute discretion of Holder or, subject to the terms and conditions hereof, the Corporation; (i) if at the option of Holder, by delivery of one or more written notices to the Corporation or its transfer agent (each, a “Holder Conversion Notice”), of the Holder’s election to convert any or all of its Series C Preferred Stock; or (ii) if at the option of the Corporation, if the Equity Conditions are met, delivery of written notice to Holder (each, a “Corporation Conversion Notice,” with the Holder Conversion Notice, each a “Conversion Notice,” and with the Redemption Notice, each an “Initial Notice”), of the Corporation’s election to convert the Series C Preferred Stock.

b.          Each Delivery Notice will set forth the number of shares of Series C Preferred Stock being converted, the minimum number of Conversion Shares and the amount of Dividends and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

b.          If the Corporation notifies Holder by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of Dividends or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of Dividends and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

c.          As soon as practicable, and in any event within 1 Trading Day of the Notice Time, time being of the essence, the Corporation will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Holder, and to the Corporation’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice; (ii) either (A) if the Corporation is approved through The Depository Trust Corporation (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to Holder’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Corporation is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate registered in the name of Holder or its designee, for the number of Conversion Shares set forth in the Delivery Notice, bearing no restrictive legend unless a registration statement covering the Conversion Shares is not effective and neither Company nor Investor provides an opinion of counsel to the effect that Conversion Shares may be issued without restrictive legend; and (iii) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Corporation will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

D-7

d.          If during the Measurement Period the Holder is entitled to receive additional Conversion Shares with regard to an Initial Notice, Holder may at any time deliver one or more additional written notices to the Corporation or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

e.          If the Corporation for any reason does not issue or cause to be issued to the Holder within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Holder, as liquidated damages and not as a penalty, the Corporation will pay in cash to the Holder on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Corporation should have issued such shares to the Holder and the actual date of receipt of Conversion Shares by Holder. It is intended that the foregoing will serve to reasonably compensate Holder for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Holder to prove.

f.          Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Corporation’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Corporation’s obligations under these sections; and under no circumstances may the Corporation seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Holder.

g.          If for any reason whatsoever Holder does not timely receive the number of Conversion Shares stated in any Delivery Notice, Holder will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Corporation and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Holder, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Corporation may not seek to stay or appeal.

h.          No fractional shares of Common Stock are to be issued upon conversion of Series C Preferred Stock, but rather the Corporation will issue to Holder scrip or warrants registered on the books of the Corporation (certificated or uncertificated) which will entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.The Holder will not be required to deliver the original certificates for the Series C Preferred Stock in order to effect a conversion hereunder. The Corporation will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

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2.          Holder Conversion. In the event of a conversion of any Series C Preferred Stock pursuant to a Holder Conversion Notice, the Corporation will (a) satisfy the payment of Dividends and Conversion Premium with respect to the shares of Series C Preferred Stock converted as provided in Section I.C.2, and (b) issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (i) the Face Value multiplied by (ii) the number of such Series C Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series C Preferred Stock; all in accordance with the procedures set forth in Section I.G.1.

3.          Corporation Conversion. The Corporation will have the right to send the Holder a Corporation Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Corporation Conversion Notice is given. Upon any conversion of any Series C Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation will on the date of such notice (a) satisfy the payment of Dividends and Conversion Premium with respect to the shares of Series C Preferred Stock converted as provided in Section I.C.2, and (b) issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (i) the Face Value multiplied by (ii) the number of such Series C Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series C Preferred Stock; all in accordance with the procedures set forth in Section I.G.1.

4.          Stock Splits. If the Corporation at any time on or after the filing of this Certificate of Designations subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

5.          Rights. In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

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6.            Notices. The holders of shares of Series C Preferred Stock are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

7.            Definitions. The following terms will have the following meanings:

a.          “Adjustment Factor” means $0.10 per share of Common Stock.

b.          “Acquisition” means the closing of the acquisition of assets contemplated by that certain Asset Purchase Agreement dated December 30, 2015 between Company and the sellers named therein, as disclosed in the current report on Form 8-K filed with the Securities & Exchange Commission on December 31, 2015.

c.          “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

d.          “Conversion Premium” for each share of Series C Preferred Stock means the Face Value, multiplied by the product of (i) the applicable Dividend Rate, and (ii) the number of whole years between the Issuance Date and the Dividend Maturity Date.

e.          “Conversion Price” means a price per share of Common Stock equal to $3.25 per share of Common Stock, subject to adjustment as otherwise provided herein.

f.          “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Series C Preferred Stock.

g.         “Dividend Maturity Date” means the date that is 7 years after the Issuance Date.

h.          “Equity Conditions” means on each day during the Measurement Period, (i) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and will not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (ii) the Corporation has delivered Conversion Shares upon all conversions or redemptions of the Series C Preferred Stock in accordance with their terms to the Holder on a timely basis; (iii) the Corporation will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Regulation S or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series C Preferred Stock without restriction; (iv) there has been a minimum of $5 million in aggregate trading volume over the last 20 consecutive Trading Days; (v) all shares of Common Stock to which Holder is entitled have been timely received into Holder’s designated account in electronic form fully cleared for trading; (vi) the Corporation otherwise will have been in compliance with and will not have breached any provision, covenant, representation or warranty of any Transaction Document; (vii) the Measuring Metric is at least $1.50; (viii) no Trigger Event will have occurred; (ix) the Corporation will have been assigned all right and title to the properties being acquired in the Acquisition, or cumulative assignments representing not less than 90% of the value of the assets described; and (x) the properties being assigned to the Corporation in the Acquisition will have daily production of not less than 700 barrels of oil equivalent per day as of the most recent production data available, not more than 75 days old.

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i.          “Measurement Period” means the period beginning, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into Holder’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Section I.G.6.h exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

j.           “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Series C Preferred Stock.

k.          “Maximum Triggering Level” means $3.75 per share of Common Stock.

l.          “Minimum Triggering Level” means $2.75 per share of Common Stock.

m.         “Spread Adjustment” means 100 basis points.

n.          “Stock Purchase Agreement” means the Stock Purchase Agreement or other agreement pursuant to which any share of Series C Preferred Stock is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

o.          “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

p.          “Trading Market” means the NYSE MKT or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

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7.            Issuance Limitation.

               a.           Beneficial Ownership. Notwithstanding any other provision, at no time may the Corporation issue shares of Common Stock to Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Holder, would result in Holder owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Corporation.. To the extent that any conversion would otherwise result in exceeding the beneficial ownership limitation set forth in the preceding sentence, the Delivery Notice will specify the number of shares that may be delivered without exceeding the limitation, and any issuance beyond such extent will be held in abeyance until such time as it would not result in Holder exceeding the beneficial ownership limitation. No provision of this paragraph may be waived by Holder or the Corporation.

               b.           Principal Market Regulation. Company will not issue any Conversion Shares under this Certificate of Designations, the Warrant issued to Holder on the Issuance Date, the Securities Purchase Agreement with Investor dated the Issuance Date, the Debenture or the Common Stock Purchase Warrant issued to Investor pursuant thereto, if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue without breaching Company’s obligations under NYSE MKT rules, except that such limitation will not apply following stockholder approval in accordance with the requirements of NYSE MKT rules or a waiver from NYSE MKT (“Approval”).

8.            Conversion at Maturity. On the Dividend Maturity Date, all remaining outstanding Series C Preferred Stock will automatically be converted into shares of Common Stock.

H.           Trigger Event.

1.            Any occurrence of any one or more of the following will constitute a “Trigger Event”:

                      (a)          Holder does not timely receive the number of Conversion Shares stated in any Conversion Notice pursuant to this Certificate of Designations or any other agreement with Holder for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares if counsel for Corporation or Holder provides a legal opinion that shares may be issued without restrictive legend;

                              (b)          Any violation of or failure to timely perform any covenant or provision of this Certificate of Designations, the Stock Purchase Agreement, any Transaction Document or any other agreement with Holder, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

                      (c)          Any violation of or failure to perform any covenant or provision of this Certificate of Designations, the Stock Purchase Agreement, any Transaction Document or any other agreement with Holder, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

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                      (d)          Any representation or warranty made in the Securities Purchase Agreement, any Transaction Document or any other agreement with Holder will be untrue, incorrect, or misleading in any material respect as of the date when made or deemed made;

                      (e)          The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Corporation or any subsidiary other than CATI Operating LLC, a Texas limited liability company (“CATI”) is obligated, including without limitation of an aggregate of at least $500,000 of indebtedness;

                      (f)          While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Holder sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

                      (g)          The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market;

                      (h)         The Corporation notifies Holder, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice pursuant to this Certificate of Designations or any other agreement with Holder, at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Holder;

                      (i)           Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors will be instituted by or against the Corporation or any subsidiary other than CATI and, if instituted against the Corporation or any subsidiary other than CATI by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

                      (j)           The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Corporation or any subsidiary other than CATI or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any subsidiary other than CATI in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

                      (k)          A final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Corporation or any of its subsidiaries other than CATI and are not stayed or satisfied within 30 days of entry;

                      (l)           The Corporation does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all periodic reports;

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                      (m)         Any regulatory, administrative or enforcement proceeding is initiated against Corporation or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

                      (n)          Any material provision of this Certificate of Designations shall at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof will be contested by any party thereto, or a proceeding will be commenced by the Corporation or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation or any subsidiary denies that it has any liability or obligation purported to be created under this Certificate of Designations.

          2.         It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Holder for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Holder to prove.

II.           General.

A.             Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the electronic mail, facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

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B.              Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series C Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C.              Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, chief financial officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series C Preferred Stock in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 25th day of August 2016.

Signed:	/s/ Anthony C. Schnur
Name:	Anthony C. Schnur
Title:	Chief Executive Officer

Signed:	/s/ Anthony C. Schnur
Name:	Anthony C. Schnur
Title:	Acting Chief Financial Officer

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BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation

For Nevada Profit Corporations

(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1.	Name of corporation:

CAMBER ENERGY, INC. [C31179-2003]

2.	Stockholder approval pursuant to statute has been obtained.

3.	The class or series of stock being amended:

SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK

4.	By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Section I.G.7(a) of the Designation (specifically, the 2nd Section I.G.7, "Issuance Limitation" - "Beneficial Ownership") is amended to read as set forth on Exhibit A.

5.	Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

6.	Signature: (required)

X /s/ Robert Schleizer
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State NRS Amend Designation

This form must be accompanied by appropriate fees.

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EXHIBIT A

“7.            Issuance Limitation.

a.           Beneficial Ownership. Notwithstanding any other provision, at no time may the Corporation issue shares of Common Stock to Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Holder, would result in Holder owning more than 9.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that any conversion would otherwise result in exceeding the beneficial ownership limitation set forth in the preceding sentence, the Delivery Notice will specify the number of shares that may be delivered without exceeding the limitation, and any issuance beyond such extent will be held in abeyance until such time as it would not result in Holder exceeding the beneficial ownership limitation. No provision of this paragraph may be waived by Holder or the Corporation.”

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APPENDIX E

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made and entered into on November 23, 2018 (“Effective Date”), by and between Camber Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears on the signature page hereto (“Investor”).

Recitals

A.

The parties desire that, upon the terms and subject to the conditions herein, Investor will purchase $28 million in shares of Series C Redeemable Convertible Preferred Stock of the Company; and

B.

The offer and sale of the Securities provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as an offshore private placement of restricted securities pursuant to Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

I.

Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1 or the other Transaction Documents.

II.

Purchase and Sale.

A.

Purchase Amount. Subject to the terms and conditions herein and the satisfaction of the conditions to Closings set forth below, Investor hereby irrevocably agrees (pursuant to the terms of this Agreement below, including the Company Option), to purchase 2,941 Preferred Shares at $10,000.00 per share (“Face Value”) with a 5.0% original issue discount (“OID”) for the sum of $28,000,000.00 (“Purchase Amount”).

B.

Deliveries. The following documents will be fully executed and delivered at the Closing:

1.

This Agreement;

2.

Legal Opinion, in the form attached hereto as Exhibit 2;

3.

Officer’s Certificate, in the form attached hereto as Exhibit 3;

4.

Secretary’s Certificate, in the form attached hereto as Exhibit 4; and

5.

A stock certificate or transfer Agent book entry for the number of purchased Preferred Shares in the name of Investor.

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C.

Closing Conditions. The consummation of the transactions contemplated by this Agreement (each, a “Closing”) is subject to the satisfaction of each of the following conditions:

1.

All documents, instruments and other writings required to be delivered by Company to Investor pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.

The Common Stock is listed for and currently trading on the same or higher Trading Market and, except with regard to the Initial Closing only, Company is in compliance with all requirements to maintain listing on the Trading Market and there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market;

3.

The representations and warranties of Company and Investor set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

4.

Except for those prior breaches known to or identified by Investor prior to the Effective Date, no material breach or default has occurred under any Transaction Document with respect to any Preferred or any other agreement between Company and Investor or any Affiliate of Investor;

5.

Except with regard to the Initial Closing only, the Company has duly authorized shares of Common Stock reserved for issuance to Investor in an amount equal to thrice the number of shares sufficient to immediately issue all Conversion Shares potentially issuable under this Agreement and any other agreements with Investor at such time;

6.

There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, other than Approval, nor is there any completed, pending, threatened or, to Company’s knowledge, contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading, or resale of any Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, in progress, pending, threatened or, to Company’s knowledge, contemplated by any person other than Investor or any Affiliate of Investor, that seek to enjoin or prohibit the transactions contemplated by this Agreement;

7.

Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing; and

8.

Except with regard to the Initial Closing only, Company has obtained Approval and listing of all Conversion Shares on NYSE American.

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D.

Initial Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Company will issue and sell to Investor and Investor will purchase 106 Preferred Shares by payment to Company of $1,000,000.00, by wire transfer of immediately available funds to an account designated by Company (the “Initial Closing”).

E.

Subsequent Closings. Subject to the terms and conditions herein, at any one or more times, from time to time after the Initial Closing, Company may in its sole and absolute discretion provide Investor with 10 days’ written notice that Investor must purchase any number of Preferred Shares designated by Company, for payment of the Face Value less the OID with respect to such shares (each, a “Subsequent Closing”); provided that on each respective Subsequent Closing date, all conditions in Section II.C must have been fully satisfied as of such date, and the Floor Price and Base Volume must have occurred since the prior Closing, and that if such conditions and Base Volume are not met on the date initially set for such Closing, each Closing will occur as soon thereafter as they are met. At each Subsequent Closing, Company will issue and deliver to Investor a Transfer Agent book entry representing the purchased Preferred Shares, and Investor will purchase and make payment for the specified number of additional Preferred Shares by payment to Company of the relevant amount by wire transfer of immediately available funds to an account designated by Company.

Notwithstanding the foregoing, (a) following a Trigger Event, Investor and (b) at any time, Company may by written notice terminate Company’s right to sell, and Investor’s right to purchase, additional Preferred Shares pursuant to the terms of this Section II.E.

III.

Representations and Warranties.

A.

Representations Regarding Transaction. Except as set forth under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.

Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending or, to the knowledge of Company, contemplated or threatened proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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2.

Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

3.

No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Shares and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any material property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

4.

Litigation. Except as set forth in Schedule III.A.4, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending, threatened, or, to the knowledge of Company, contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the issuance, listing, trading, or resale of any Shares on the Trading Market. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

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5.

Filings, Consents and Approvals. Except as set forth in Schedule III.A.5, neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.

Issuance of Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

7.

Disclosure; Non-Public Information. Company will issue a press release and timely file a current report on Form 8-K (“Current Report”) by 8:30 am Eastern time on the Trading Day after the Effective Date describing the material terms and conditions of this Agreement, a copy of which will be provided to Investor prior to the Effective Date. All information that Company has provided to Investor that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except with respect to information that will be, and only to the extent that it actually is, timely publicly disclosed by Company pursuant to the foregoing sentence, neither Company nor any other Person acting on its behalf has provided Investor or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Disclosure Schedules hereto. No information contained in the Disclosure Schedules constitutes material non-public information. There is no adverse material information regarding Company that has not been publicly disclosed prior to the Effective Date. Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of Company. All disclosure provided to Investor regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules, furnished by or on behalf of Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8.

No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

9.

Financial Condition. Except as set forth on Schedule III.A.9, the Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt.

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10.

Section 5 Compliance. No representation or warranty or other statement made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11.

Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Preferred Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

12.

Acknowledgments Regarding Investor. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

a.

Investor is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider, control person, to Company’s knowledge, 10% or greater shareholder, or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

b.

Investor and Investor’s representatives have not made and do not make any representations, warranties or agreements with respect to the Shares, this Agreement, or the transactions contemplated by the Transaction Documents other than those specifically set forth in Section III.C below; Company has not relied upon, and expressly disclaims reliance upon, any and all written or oral statements or representations made by any persons prior to this Agreement;

c.

The conversion of Preferred Shares and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

d.

Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Investor nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Investor nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Investor’s purchase of the Shares.

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13.

Prior Agreements. Investor has at all times fully and completely complied in all respects with the Prior Agreements. All Delivery Notices and all calculations relating to the Prior Agreements provided to Company by Investor or its representatives prior to the Effective Date of this Agreement were and are fully correct and accurate in all respects. All Delivery Notices and calculations provided to Company by Investor or its representatives prior to the Effective Date are hereby acknowledged and deemed to be correct for any and all purposes.

14.

Approval. Company will use its commercially reasonable best efforts to obtain an exception to any shareholder approval requirement from NYSE American or to obtain approval and additional listing of all Conversion Shares.

15.

No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

16.

Offshore Transaction. Company has not, and will not, engage in any directed selling efforts in the United States in respect of the Shares. Company and its Affiliates have complied, and will comply, with the offering restriction requirements of Regulation S. Company has offered, and will offer, the Shares only to Investor.

17.

Shell Status. Company is not now and has never been a shell company as defined in Rule 12b-2 of the Exchange Act.

B.

Representations Regarding Company. Except as set forth in any Public Reports or attached exhibits as of the Effective Date, or under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.

Capitalization. The capitalization of the Company as of the Effective Date is as described in the Public Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Shares, the Prior Securities, or as otherwise disclosed on Schedule III.B.1, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Shares will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Investor, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed on Schedule III.B.1, no further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

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2.

Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports or the corresponding section of the Disclosure Schedules. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.

Public Reports; Financial Statements. The Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.

Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, except as disclosed on Schedule III.B.4, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

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5.

Litigation. Except as disclosed on Schedule III.B.8, there is no Action completed, pending, threatened or, to the knowledge of Company, contemplated, that would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any director or officer thereof, nor to the knowledge of Company any greater than 5% shareholder or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not pending or threatened, or to the knowledge of Company, is not contemplated, any investigation by the Commission, Department of Justice or law enforcement involving Company or any current or former director or officer of Company, or to the knowledge of Company greater than 5% shareholder of Company.

6.

No Bankruptcy. There has not been any petition or application filed, or any judicial or administrative proceeding commenced which has not been discharged, by or against the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no assignment has been made by the Company or any Subsidiary for the benefit of creditors.

7.

Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

8.

Compliance. Except as disclosed on Schedule III.B.8 with regard to the initial Closing only, neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

9.

Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

E-9

10.

Title to Assets. Except as disclosed on Schedule III.B.10, Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which Company and each Subsidiary are in compliance.

11.

Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to do so would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

12.

Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company’s knowledge, such insurance contracts and policies are accurate and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

13.

Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

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14.

Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company’s disclosure controls and procedures based on their evaluations as of the evaluation date. Since the date of the most recently filed periodic Public Report, there have been no significant changes in Company’s internal accounting controls or its disclosure controls and procedures or, to Company’s knowledge, in other factors that could materially affect Company’s internal accounting controls or its disclosure controls and procedures.

15.

Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision, Investor will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

16.

Registration Rights. Except as disclosed on Schedule III.B.16 no Person has any right to cause Company to effect the registration under the Act of any securities of Company.

17.

Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed on Schedule III.B.17, Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

18.

Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company’s issuance of the Shares and Investor’s ownership of the Shares.

19.

Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

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20.

Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

21.

Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

22.

No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

23.

Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary, except such as would not reasonably be expected to result in a Material Adverse Effect.

24.

Computer and Technology Security. Company has taken all reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of the information technology systems.

25.

Data Privacy. Company has: (a) complied with, and is presently in compliance with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

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C.

Representations and Warranties of Investor. Investor hereby represents and warrants to Company as of the Closing as follows:

1.

Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.

Investor Status. At the time Investor was offered the Preferred Shares, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; and (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof.

3.

Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4.

Ownership. Investor is acquiring the Preferred Shares as principal for its own account. Investor will not engage in hedging transactions with regard to the Conversion Shares unless in compliance with the Act. Investor will not resell, transfer or assign the Preferred Shares, and will resell the Conversion Shares only pursuant to registration under the Act or an available exemption therefrom.

5.

No Short Sales. Neither Investor nor any Affiliate holds any short position in, nor has engaged in any Short Sales of the Common Stock, or engaged in any hedging transactions with regard to the Shares prior to the Effective Date.

IV.

Securities and Other Provisions.

A.

Investor Due Diligence. Investor will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

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B.

Furnishing of Information. For as long as Investor owns any Shares, Company will timely file all reports required to be filed by Company pursuant to the Exchange Act. As long as Investor owns any Shares, Company will prepare and make publicly available such information as is required for Investor to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Investor owns any Shares, Company will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

C.

Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Shares to Investor for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

D.

Disclosure and Publicity. Company will provide to Investor for review and approval prior to filing or issuing any current, periodic or public report, proxy or registration statement, press release, public statement or communication relating to or referencing Investor, any Transaction Documents or the transactions contemplated thereby.

E.

Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving Shares under the Transaction Documents or under any other agreement between Company and Investor. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

F.

No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that Company believes or reasonably should believe may constitute material non-public information. Neither Investor nor any Affiliate of Investor has or will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Investor will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Conversion Shares.

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G.

Indemnification of Investor.

1.

Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Investor, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Investor Parties” and each an “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action by a creditor or stockholder of Company who is not an Affiliate of an Investor Party, challenging the transactions contemplated by the Transaction Documents; provided, however, that Company will not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Investor Party’s unexcused material breach of an express provision of this Agreement or another Transaction Document.

2.

Procedure for Indemnification. If any action will be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Investor Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Investor Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Investor Parties such that it would be inappropriate for one counsel to represent Company and Investor Parties. Company will not be liable to Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents. In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Investor Parties.

3.

Other than the liability of Investor to Company for uncured material breach of the express provisions of this Agreement, no Investor Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Shares under this Agreement.

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H.

Shareholder Approval. Company will file a preliminary proxy for stockholder approval of this Agreement and the issuance of the Conversion Shares (“Approval”) at its next annual meeting of stockholders. Company, its board of directors, and each of its officers and directors will vote all common shares owned or controlled by them and all proxies given to them in favor of the proposal. Company will at all times maintain a reserve from its duly authorized Common Stock for issuance pursuant to the Transaction Documents, authorized shares of Common Stock in an amount equal to thrice the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time.

I.

Activity Restrictions. Investor hereby grants an irrevocable proxy to Company’s board of directors to vote all Conversion shares beneficially owned or controlled by Investor as of the record date in favor of Approval. Except for the foregoing, for so long as Investor or any of its Affiliates holds any Shares, neither Investor nor any Affiliate will: (1) vote any shares of Common Stock beneficially owned or controlled by it, sign or solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of Company; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

J.

No Shorting. Provided no Trigger Event has occurred, for so long as Investor holds any Shares, neither Investor nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, selling against delivery of Conversion Shares after delivery of a Conversion Notice is not a Short Sale. There will be no restriction or limitation of any kind on Investor’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion. Investor may not sell, transfer or assign any Preferred Shares or any of its rights under this Agreement.

E-16

K.

Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

L.

Subsequent Financings. As long as Investor holds any Preferred Shares, Company will not: (1) enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company; (2) issue or enter into or amend an agreement pursuant to which it may issue any shares of Common Stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or (3) issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of Common Stock (a) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of the security or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. For sake of clarity, Company may enter into an unregistered financing of debt or restricted stock at any fixed price with no registration rights.

M.

Principal Market. Company will timely submit all necessary notification and supporting documentation required for the listing of all possible Conversion Shares with NYSE American and will use its commercially reasonable best efforts to obtain approval to list the Conversion Shares as soon as practicable.

N.

Restrictive Legend. The Shares have not been registered under the Act and may not be resold in the United States unless registered or an exemption from registration is available. Company is required to refuse to register any transfer of the Conversion Shares not made pursuant to registration under the Act or an available exemption from registration. Upon the issuance thereof, and only until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED unless in compliance with the ACT.

E-17

Certificates representing Conversion Shares will be issued without such legend or at Investor’s option issued by electronic delivery at the applicable balance account at DTC, if either (i) the Conversion Shares are registered for resale under the Act, or (ii) Investor provides an opinion of its counsel to the effect that the Conversion Shares may be issued without restrictive legend.

O.

Prior Securities. Investor acknowledges and agrees that a Trigger Event occurred with respect to all of the Prior Securities, except for the October 2018 Securities. Investor acknowledges and agrees that, as of the Effective Date, no Trigger Event has occurred with respect to the Preferred Shares being issued pursuant to the October 2018 Securities or this Agreement.

P.

Repurchase Right. Provided Company has not materially breached this Agreement, Company may at any time, in its sole and absolute discretion, repurchase from Investor all, but not less than all, then outstanding Preferred Shares issued pursuant to this Agreement by paying to Investor 110.0% of the aggregate Face Value of all such shares, by wire transfer of immediately available funds to an account designated by Investor.

Q.

Piggyback Registration Rights. Company will include on the next registration statement Company files with the Commission, or on the subsequent registration statement if such registration statement is withdrawn, all potentially issuable Conversion Shares.

R.

Right of First Refusal. If at any time while any Preferred Shares are outstanding, Company has a bona fide offer of equity capital or financing from any person, that Company intends to act upon, then Company must first offer such opportunity to Investor to provide such capital or financing to Company on the same terms as each respective person’s terms. Except as otherwise provided in any Transaction Documents, should Investor be unwilling or unable to provide such capital or financing to Company within 10 Trading Days from Investor’s receipt of written notice of the offer from Company, then Company may obtain such capital or financing from that respective person upon the exact same terms and conditions offered by Company to Investor, which transaction must be completed within 90 days after the date of the notice. If Company does not receive the capital or financing from the respective person within 90 days after the date of the respective notice, then Company must again offer the capital or financing opportunity to Investor as described above, and the process detailed above shall be repeated. Notwithstanding anything to the contrary in the foregoing, this provision shall not apply to a debt financing that is not convertible to stock.

S.

Favored Nations. So long as any Preferred Shares are outstanding, upon any issuance by Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then Company will notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the transaction documents with Investor. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion look back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

T.

Use of Proceeds. The proceeds from the Purchase Amount will be used by Company as set forth in the Disclosure Schedule.

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V.

General Provisions.

A.

Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

B.

Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.

No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Investor Parties described in Section IV.G, a Person who is not a party to this Agreement will not have any rights under the Contracts (Rights of Third Parties) Law, 2014 of the Cayman Islands to enforce any term of this Agreement or any Transaction Document.

D.

Fees and Expenses. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Investor’s counsel solely represents Investor, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale or issuance of the Shares to Investor.

E.

Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

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F.

Replacement of Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

G.

Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the Cayman Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H.

Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Investor or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS International, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and Procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Investor may in its sole discretion bring an action in the U.S. District Court for the Southern District of Texas or the Southern District of New York in aid of arbitration.

E-20

I.

Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws. Without limitation of the foregoing, Company acknowledges and agrees that the rights and benefits of Investor pursuant to Section I.G.1. of the Certificate of Designations are unique and that no adequate remedy exists at law if Company breaches or fails to timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Investor, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Investor, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Investor to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any opposition or appeal by Company or on its behalf will be immediately and automatically dismissed. In addition, Company acknowledges and agrees that it would have an adequate remedy at law for any violation of Section I.G.1. of the Certificate of Designations by Investor, that it would not be difficult to determine the amount of damages resulting therefrom, that it would not cause irreparable injury to Company, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Company will not be entitled any equitable relief to restrain the provisions thereof, including without limitation preventing Investor, Investor’s brokers or Company’s transfer agent from issuing, receiving or reselling Conversion Shares. Company hereby absolutely, unconditionally and irrevocably waives all rights to bring any action, motion, application or request to enjoin any issuance of Conversion Shares, and any action or motion by Company or on its behalf will be immediately and automatically dismissed. Nothing provided for in this provision will limit either party’s ability to recover monetary damages.

J.

Payment Set Aside. To the extent that Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.

Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof.

L.

Time of the Essence. Time is of the essence with respect to all provisions of this Agreement and all Transaction Documents.

M.

Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Shares until all Preferred Shares issued to Investor have been converted or repurchased. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

N.

Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

E-21

O.

Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P.

Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Q.

Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

E-22

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

CAMBER ENERGY, INC.

By:
Name:
Title:

Investor:

Investor Name

By:
Name:
Title:

E-23

Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Stock Purchase Agreement.

“Approval” has the meaning set forth in Section IV.H.

“Base Volume” means, with respect to each Closing after the Initial Closing, for each $1 million in Purchase amount, an aggregate dollar trading volume of at least $10 million has traded on NYSE American during regular trading hours, from the Trading Day after the immediately prior Closing until the Trading Day immediately before the relevant Closing, but expressly excluding all volume traded on any Excluded Days.

“Certificate of Designations” means the Certificate of Designation for Series C Redeemable Convertible Preferred Stock filed by Company with the Secretary of State of the State of Nevada on August 25, 2016, Document Number 00010398344-82, as amended to date.

“Closing” means the Initial Closing and each Subsequent Closing.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Preferred Shares, including Common Stock that must be issued upon conversion of any Preferred Shares, and Common Stock that must or may be issued in payment of any Dividends or Conversion Premium (as defined in the Certificate of Designations).

“Disclosure Schedules” means the disclosure schedules of Company delivered concurrently herewith. The Disclosure Schedules will contain no material non-public information.

E-24

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Excluded Days” include any and all Trading Days on which Investor is prevented, delayed or unable to resell any Common Stock, including without limitation any Conversion Shares issued pursuant to this Agreement or any other agreement with Investor into the open market for any reason whatsoever, including without limitation Investor has issued a Delivery Notice but has not received the number of Conversion Shares stated in the notice in electronic form and fully cleared for trading.

“Effective Date” has the meaning set forth in the first paragraph of the Agreement.

“Equity Conditions” has the meaning set forth in the Certificate of Designations.

“Floor Price” means, with respect to each subsequent Closing, a volume weighted average price on NYSE American for the prior Trading Day of at least $0.10 per share of Common Stock.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $500,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP.

“Investor” has the meaning set forth in the first paragraph of the Agreement.

“Intellectual Property Rights” has the meaning set forth in Section III.B.10.

“Legal Opinion” has the meaning set forth in Section I.B.3.

“Liens” means (a) a lien, charge, security interest or encumbrance in excess of $500,000, or (b) a right of first refusal, preemptive right or other restriction (other than restrictions under securities laws).

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, or (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, or (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or (d) the sale, issuance, registration, listing, resale and trading on the Trading Market of the Conversion Shares.

E-25

“Material Permits” has the meaning set forth in Section III.B.8.

“October 2018 Securities” means those shares of Preferred sold by Company to Investor in October 2018.

“Officer’s Certificate” has the meaning set forth in Section II.B.4.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Preferred” means the Series C Redeemable Convertible Preferred Stock of the Company.

“Preferred Shares” means the shares of Preferred Stock to be issued to Investor pursuant to this Agreement.

“Prior Agreements” means all Stock Purchase Agreements and Securities Purchase Agreements for the sale of the Prior Securities, and all Transaction Documents related thereto.

“Prior Securities” include the $530,000 face amount redeemable convertible subordinated debenture, $4.5 million common stock purchase warrant, and all shares of Preferred previously issued in connection with the Prior Agreements.

“Public Reports” includes all reports filed or required to be filed by Company under the Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two full fiscal years preceding the Effective Date and thereafter.

“Purchase Amount” has the meaning set forth in Section II.A.1.

“Regulation D” means Regulation D under the Securities Act and the rules promulgated by the Commission thereunder.

“Regulation S” means Regulation S under the Securities Act and the rules promulgated by the Commission thereunder.

“Secretary’s Certificate” has the meaning set forth in Section II.B.5.

“Shares” include the Preferred Shares and the Conversion Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

E-26

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Certificate of Designations.

“Transaction Documents” means this Agreement, the Certificate of Designations, and the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

E-27

Exhibit 2

Legal Opinion

1.

The Company is a corporation validly existing and in good standing under the laws of the state of its incorporation.

2.

The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, to sell and issue the Shares under the Purchase Agreement and to issue the Common Stock issuable upon conversion of the Shares pursuant to the Certificate of Designations (the “Conversion Shares”).

3.

The Shares have been duly authorized by the Company, and upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, the Shares will be validly issued, fully paid and nonassessable. The Conversion Shares issuable upon conversion of the Shares have been duly authorized and reserved for issuance, and upon issuance and delivery upon conversion thereof in accordance with the terms of the Certificate of Designations, will be validly issued, fully paid and nonassessable. The rights, preferences and privileges of the Shares are as stated in the Certificate of Designation. Such issuance of the Shares and the Conversion Shares will not be subject to any statutory or, to our knowledge, contractual preemptive rights of any stockholder of the Company.

4.

The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company.

5.

Each Transaction Document constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.

The execution and delivery of the Transaction Documents by the Company does not, and the Company’s performance of its obligations thereunder will not (a) violate the Certificate of Incorporation or the Bylaws, each as in effect on the date hereof, (b) violate in any material respect any federal or Nevada state law, rule or regulation, or judgment, order or decree of any state or federal court or governmental or administrative authority, in each case that, to our knowledge, is applicable to the Company or its properties or assets (except to the extent such violation would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents), or (c) to our knowledge, require the authorization, consent, approval of or other action of, notice to or filing or qualification with, any Nevada state or federal governmental authority, except (i) as have been, or will be prior to the Closing, duly obtained or made, (ii) any filings which may be required under applicable federal securities, state securities or blue sky laws, and (iii) the filing and effectiveness of the Registration Statement, except to the extent failure to be so obtained or made would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or its ability to consummate the transactions contemplated under the Transaction Documents.

7.

The Company is not, and immediately after the consummation of the transactions contemplated by the Transaction Documents will not be, an investment company within the meaning of Investment Company Act of 1940, as amended.

8.

To our knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

E-28

Exhibit 3

Form of Officer’s Certificate

CAMBER ENERGY, INC.

November 23, 2018

The undersigned hereby certifies that:

The undersigned is the duly appointed Chief Executive Officer of Camber Energy, Inc., a Nevada corporation (“Company”).

This Officer’s Certificate (“Certificate”) is being delivered to _________________ (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated November 23, 2018, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

The representations and warranties of Company set forth in Sections III.A and III.B of the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct in all material respects as of such particular date), and no default has occurred under the Agreement, or any other agreement with Investor or any Affiliate of Investor.

Company is not, and will not be as a result of the Closing, in default of the Agreement, any other agreement with Investor or any Affiliate of Investor.

All of the conditions to the Closing required to be satisfied by Company prior to the Closing have been satisfied in their entirety.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth above.

Signed:
Name:
Title:

E-29

Exhibit 4

Form of Secretary’s Certificate

November 23, 2018

The undersigned hereby certifies that:

The undersigned is the duly appointed Secretary of Camber Energy, Inc., a Nevada corporation (the “Company”).

This Secretary’s Certificate (“Certificate”) is being delivered to _____________ (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated November 23, 2018, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date set forth above.

Signed:
Name:
Title:

E-30

FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

This First Amendment to Stock Purchase Agreement (“Amendment”) is made and entered into on December 3, 2018 (“Amendment Date”), by and between Camber Energy, Inc., a Nevada corporation, (“Company”), and the investor whose name appears below (“Investor”).

Recitals

A.

On November 23, 2018, Company and Investor entered into a Stock Purchase Agreement (“Agreement”) pursuant to which Investor agreed to purchase shares of Series C Redeemable Convertible Preferred Stock (“Preferred”) convertible into shares of Common Stock of the Company (“Common Stock”) pursuant to a Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock filed by the Company with the Secretary of State of Nevada on August 25, 2016, as amended to date (“Certificate”).

B.

As an accommodation to Company and in order to help facilitate implementation of Company’s business plan, Investor is willing to amend the Agreement in accordance with the terms hereof.

C.

Certain capitalized terms used herein, but not otherwise defined herein, have the meanings given to such terms in the Agreement and/or the Certificate.

Agreement

In consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

1.

Amendments to Agreement.  Effective on the Amendment Date, the Agreement shall be deemed amended, restated and superseded by the following:

(a)	In Section II.D of the Agreement, 106 is changed to 263, and $1,000,000.00 is changed to $2,500,000.00; and
(b)	In the definition of Base Volume in Exhibit I of the Agreement, $1 million is changed to $800,000.00.

2.

Acknowledgement. Company hereby acknowledges and agrees that Investor has at all times fully and completely complied with all of its obligations under the Agreement, the Certificate and all other Transaction Documents between Company and Investor, and that all Delivery Notices and calculations provided by Investor to Company were and are fully correct and accurate in all respects.

3.

Ratification. Except as expressly provided herein, the Agreement, which is incorporated by reference as though set forth in full herein, and Certificate are hereby ratified and affirmed in all respects, and remain in full force and effect. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Investor, constitute a waiver of any provision of any of the Agreement, Certificate or any Transaction Document or serve to effect a novation of the obligations under the Agreement, Certificate or any Transaction Document. Except as expressly provided herein, the Agreement and all Transaction Documents between Company and Investor shall continue in full force and effect and nothing herein shall act as a waiver of any of the Investor’s rights under any of the foregoing.

E-31

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories on the Amendment Date.

Company:

CAMBER ENERGY, INC.

By:
Name:
Title:

Investor:

Investor Name

By:
Name:
Title:

E-32

APPENDIX F

CAMBER ENERGY, INC.

AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1         This 2014 Stock Incentive Plan of Camber Energy, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2        Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3        The Company’s board of directors adopted the Plan on December 27, 2013. The Plan shall be effective December 27, 2013 (the “Effective Date”), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4        The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5        Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1        “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2        “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3        “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4        “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5        “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.6        “Bylaws” shall mean the Bylaws of the Company as amended from time to time.

2.7        “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8        “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9        “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan) or the Board of Directors of the Company.

2.10      “Common Stock” means the Company’s common stock.

2.11      “Company” means Camber Energy, Inc., a Nevada corporation.

2.12.     “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13      “Director” means a member of the Board of Directors of the Company.

2.14      “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15      “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.16      “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17      “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19      “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20      “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended

2.21      “Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:

(a)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE Amex, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

(d)    The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.22 “Grant Date” means, as to any Award, the latest of:

(a)     the date on which the Board authorizes the grant of the Award; or

(b)     the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)     such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.23      “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24      “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.25      “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.26      “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.27      “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28      “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29      “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30      “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.31      “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32      “Performance Objectives” shall have the meaning set forth in Article IX of the Plan.

2.33      “Performance Period” shall have the meaning set forth in Article IX of the Plan.

2.34      “Performance Share” means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.35      “Plan” means this Camber Energy, Inc. 2014 Stock Incentive Plan, as it may be amended from time to time.

2.36      “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37      “Restricted Stock” means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.38      “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.39      “Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.40      “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41      “Stock Award” means an Award of shares of Common Stock under Article VIII of the Plan.

2.42      “Stock Option” means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43      “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44      “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1        The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2        The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)     If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)     The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)    In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3       Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4       Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be Two Million Five Hundred Thousand (2,500,000). Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)     For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)     If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)     The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5        Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6       The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)     any required approval of the Plan by the shareholders of the Company; and

(b)     the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determines to be necessary or advisable.

3.7       The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8       Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9        The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10      No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11      The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12      Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1       The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)      Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)     The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)     An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)     as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)    as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)     The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(e)     No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)     The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2       Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3        The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4        Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1       The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)     Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)     The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c )    A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2       The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1       Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2       Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3       Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4       The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5       The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6       The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7       The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII -- RESTRICTED STOCK

7.1       The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2        The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)    the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)    the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)    the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)    whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)    whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)     whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3        Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4        In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5        Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6        Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7        Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1        The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2        For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3        Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1        The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2        The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)     the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)     the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

(c)     the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)     the form of settlement of a Performance Share.

9.3        At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4        Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5        Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6        In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7        The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8        Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1      Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)     all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)     all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)     all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)    the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)   the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)   upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)     all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2      Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3      After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1      Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

(a)     materially alter the group of persons eligible to participate in the Plan;

(b)    except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c)     alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2      No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)    annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)     convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3      If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1      Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2      The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3      The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4      Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5     This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6      Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7      If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8      The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9      The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10    If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

Adopted by the Board of Directors on December 27, 2013, and ratified by the stockholders of the Company on February 13, 2014. Amended by the Board of Directors on February 8, 2016 and ratified by the stockholders of the Company on March 29, 2016. Amended by the Board of Directors on December 17, 2018 and ratified by the stockholders of the Company on February [    ], 2019.

CAMBER ENERGY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – February 19, 2019 AT 10:30 A.M. local time
CONTROL ID:
REQUEST ID:

The undersigned stockholder of CAMBER ENERGY, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around January 9, 2019, and hereby appoints Louis G. Schott and Robert Schleizer (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2019 annual Meeting of Stockholders of the Company, to be held on February 19, 2019 at 10:30 A.M. central standard time at 1415 Louisiana, Suite 3500, Houston, Texas 77002 and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CEI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CAMBER ENERGY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Robert Schleizer				☐
	Louis G. Schott				☐	Control ID:
	Fred Zeidman				☐	REQUEST ID:
James G. Miller
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Amend the Company’s Articles of Incorporation (as amended, the “Articles”) to increase the number of our authorized shares of common stock from 20,000,000 to 250,000,000.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	Authorize the Board to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-twenty-five, in their sole discretion, without further stockholder approval, by amending the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share.		☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN
	Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), including shares issuable for dividends and conversion premiums thereon sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on October 29, 2018, and to approve the terms of such October 2018 Stock Purchase Agreement.		☐	☐	☐
Proposal 5		→	FOR	AGAINST	ABSTAIN
	Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold and which may be sold, pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on November 23, 2018 (and amended on December 3, 2018), and to approve the terms of such Stock Purchase Agreement (as amended to date, the “November 2018 Purchase Agreement”).		☐	☐	☐
Proposal 6		→	FOR	AGAINST	ABSTAIN
	Ratification of an amendment (the “Stock Plan Amendment”) to the Company’s Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock available under the 2014 Plan from 1,600 to 2,500,000 shares.		☐	☐	☐
Proposal 7		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.		☐	☐	☐
Proposal 8		→	FOR	AGAINST	ABSTAIN
	Approval of the issuance of up to 40,000 shares of common stock upon the exercise of warrants to purchase 40,000 shares of common stock granted to our former CEO as part of a Separation and Release Agreement.		☐	☐	☐
Proposal 9		→	FOR	AGAINST	ABSTAIN
	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.		☐	☐	☐
Proposal 10
Transacting any other business as may properly come before the meeting.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1 and “For” Each of Proposals 2 through 9, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)